As filed with the U.S. Securities and Exchange Commission on ____________________, 2005

Securities Act File No. 333-120909
Investment Company Act File No. 811-21635

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Amendment No. 2

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 3

_________________

MOUNT YALE OPPORTUNITY FUND, LLC

(Exact name of Registrant as specified in Charter)

8000 Norman Center Drive, Suite 630
Minneapolis, MN 55437

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (952) 897-5390

_________________

c/o John L. Sabre
MOUNT YALE ASSET MANAGEMENT, LLC
8000 Norman Center Drive, Suite 630
Minneapolis, MN 55437

(Name and address of agent for service)

_________________

Copy to:

Matthew L. Thompson, Esq.
Faegre & Benson LLP
2200 Wells Fargo Center
90 South 7th Street
Minneapolis, MN 55402

_________________

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), other than securities offered in connection with dividend or interest reinvestment plans, check the following box.   ☐

        It is proposed that this filing will become effective (check appropriate box):

        ☐     when declared effective pursuant to Section 8(c).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT, WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale for these securities in any state in which such offer, solicitation, or sale would be unlawful prior to notification under the securities laws of any such state.

CROSS REFERENCE SHEET

Part A and B of the Prospectus

Item No.	Caption	Location in Prospectus
1	Outside Front Cover	Outside Front Cover

2	Inside Front and Outside Back Cover Page	Inside Front and Outside Back Cover Page

3	Fee Table and Synopsis	Summary; Summary of Fund Expenses; Fees and Expenses

4	Financial Highlights	Not Applicable

5	Plan of Distribution	Fees and Expenses; Purchase of Units; Distributor (SAI)

6	Selling Shareholders	Not Applicable

7	Use of Proceeds	Use of Proceeds

8	General Description of the Registrant	Outside Front Cover Page; Summary; Investment Objective and Strategies; General Information

9	Management	Management of the Fund

10	Capital Stock, Long-Term Debt, and Other Securities	General Information

11	Defaults and Arrears on Senior Securities	Not Applicable

12	Legal Proceedings	Not Applicable

13	Table of Contents of the Statement of Additional Information	Table of Contents of SAI

14	Cover Page of SAI	Cover Page (SAI)

15	Table of Contents of SAI	Table of Contents (SAI)

16	General Information and History	Not Applicable

17	Investment Objective and Policies	Investment Objective and Strategies; Additional Information on Investment Techniques and Operations of the Fund and Related Risks (SAI); Additional Information on Investment Techniques of Portfolio Funds and Related Risks (SAI)

18	Management	Management of the Fund; Managers and Officers (SAI)

19	Control Person And Principal Holders of Securities	Control Persons; Control Persons (SAI)

20	Investment Advisory and Other Services	Management of the Fund; Investment Management and Other Services (SAI)

21	Brokerage Allocation and Other Practices	Portfolio Transactions; Portfolio Transactions (SAI)

22	Tax Status	Taxes

23	Financial Statements	Financial Statements

Mount Yale Opportunity Fund, LLC

Units of Limited Liability Company Interest

Mount Yale Opportunity Fund, LLC (the “Fund”) is a limited liability company registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end management investment company. The Fund’s investment objective is to generate capital appreciation. The Fund seeks to achieve its objective by investing substantially all of its assets in private investment limited partnerships, joint ventures, investment companies, and other similar investment vehicles, some of which are typically referred to as hedge funds (“Portfolio Funds”) that are managed by a select group of investment advisers (“Portfolio Managers”) that utilize a broad range of alternative investment strategies. The Portfolio Funds in which the Fund invests are subject to special risks. See “Principal Risk Factors, Types of Investments, and Investment Strategies of the Portfolio Funds.”

This Prospectus applies to the offering of units of limited liability company interest (“Units”) of the Fund. The Units are offered in a continuous offering at net asset value, plus any applicable sales charge as described herein. The Fund has registered 50,000 Units for sale under the registration statement to which this Prospectus relates. No person who is admitted as a member of the Fund (“Member”) will have the right to require the Fund to redeem any Units.

IF YOU PURCHASE UNITS OF THE FUND, YOU WILL BECOME BOUND BY THE TERMS AND CONDITIONS OF THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT (“OPERATING AGREEMENT”).

INVESTMENTS IN THE FUND MAY BE MADE ONLY BY “ELIGIBLE INVESTORS” AS DEFINED HEREIN. SEE “ELIGIBLE INVESTORS.” THE MINIMUM INITIAL INVESTMENT IS $50,000.

The Units will not be listed on any securities exchange and it is not anticipated that a secondary market for the Units will develop. The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement of the Fund. Although the Fund may offer to repurchase Units from time to time, Units will not be redeemable at an investor’s option nor will they be exchangeable for interests or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Units. See “Principal Risk Factors Relating to the Fund’s Structure — Closed-End Fund; Limited Liquidity; Units Not Listed; Repurchases of Units.” The Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

This Prospectus provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated _____________, 2005, has been filed with the U.S. Securities and Exchange Commission (“SEC”). You can request a copy of the SAI without charge by writing to Mount Yale Securities, LLC at 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437; or by calling Mount Yale Securities, LLC at 1-952-897-5390. The SAI is incorporated by reference into this Prospectus in its entirety. You can obtain the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov).

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE, NOR HAVE THEY MADE, NOR WILL THEY MAKE, ANY DETERMINATION AS TO WHETHER ANYONE SHOULD BUY THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Total
Offering Amount(1)	$50,000,000
Sales Load(2)	$1,000,000
Proceeds to the Fund(3)	$49,000,000

The Fund’s distributor is Mount Yale Securities, LLC

The date of this Prospectus is __________________, 2005.

(1)	Mount Yale Securities, LLC acts as the distributor (“Distributor”) of the Fund’s Units on a best-efforts basis, subject to various conditions. The Fund may also distribute Units through other brokers or dealers. The Fund will sell Units only to investors who certify that they are “Eligible Investors.” See “Eligible Investors.” The minimum initial investment is $50,000. See “Purchase of Units — The Offering” and “Use of Proceeds.”

(2)	Investments may be subject to a sales charge of up to 2.00%, subject to waivers for certain types of investors. See “Purchase of Units.” The Distributor retains the sales charge, and may reallow to broker-dealers participating in the offering up to the full applicable sales charge of 2.00%. The Distributor, Mount Yale Asset Management, LLC (the “Adviser”), or their affiliates also may pay from their own resources additional compensation to brokers or dealers in connection with the sale and distribution of the Units or servicing of investors.

(3)	Assumes sale of all Units currently registered at the net asset value. The Units are offered at the offering price (which is net asset value), plus any applicable Sales Load.

THE UNITS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PROSPECTUS AS LEGAL, TAX, FINANCIAL, OR OTHER ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL, OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUND.

THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE OPERATING AGREEMENT OF THE FUND.

i

Page

PURCHASE OF UNITS	57

GENERAL INFORMATION	58

ADDITIONAL INFORMATION AND SUMMARY OF THE OPERATING AGREEMENT	59

ii

SUMMARY

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Fund’s SAI and the terms and conditions of the Operating Agreement, each of which should be retained by any prospective investor.

The Fund	The Fund is a Delaware limited liability company formed on May 26, 2004 that is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund’s Units are registered under the Securities Act of 1933, as amended (“1933 Act”), but are subject to substantial limits on transferability and resale.

The Fund is a “fund of funds” that provides a means for investors to participate in investments in the securities of Portfolio Funds that are managed by Portfolio Managers. The Fund is intended to afford its Members access to a variety of Portfolio Funds, the benefits of reduced risk through diversification among a variety of Portfolio Managers, and the benefits of professional portfolio managers. An investment in a single professionally managed fund of funds eliminates the need for investors to monitor or purchase securities in individual hedge funds. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Offering	Initial and subsequent purchases of Units generally are accepted monthly.

Use of Proceeds	The Fund will invest the proceeds of the offering in accordance with the Fund’s investment objective and principal strategies as soon as practicable after each month-end closing of the offering. Pending the investment of the proceeds of the offering pursuant to the Fund’s investment policies, a portion of the proceeds of the offering that is not invested in the Portfolio Funds may be invested in short-term, high quality debt securities or money market funds. In addition, the Fund will maintain a portion of the proceeds in cash to meet operational needs. See “Use of Proceeds.”

Investment Objective and Strategies	The Fund’s investment objective is to generate capital appreciation. The Fund intends to pursue this objective by investing its assets primarily in Portfolio Funds that are managed by Portfolio Managers that utilize a broad range of alternative investment strategies.

During the initial period of the Fund (which is not expected to extend beyond 9 months following the effectiveness of the Fund’s registration statement), as a temporary investment strategy the Fund may invest all or substantially all of its assets in one or more Portfolio Funds that invest in other Portfolio Funds. These Portfolio Funds are commonly referred to as “fund of hedge funds”. While Portfolio Funds that employ a “fund of hedge funds strategy” attempt to diversify their investment portfolio among various investment managers and investment securities, this temporary investment strategy may result in substantial concentration of the Fund’s investment in a small number of issuers. Non-diversification among issuers will expose the Fund to an increased risk of loss if the market value of a Portfolio Fund should decline. In addition, this could expose the Fund to additional constraints on liquidity and, during such time, will subject the Fund to an additional layer of fees and expenses. However, the Fund will endeavor to negotiate favorable liquidity terms and fee concessions in connection with such temporary investments.

The instruments the various Portfolio Managers may invest in include, without limitation, leveraged and non-leveraged investing in long and short positions in U.S. and foreign equities and equity-related instruments; fixed income and other debt-related instruments; cash and cash equivalents; options; warrants; futures and other commodities; currencies; over-the-counter derivative instruments (such as swaps); securities that lack active public markets; repurchase and reverse repurchase agreements; preferred stocks, convertible bonds and other financial instruments; private investment limited partnerships, joint ventures, investment companies, and other similar investment vehicles; and real estate related securities (collectively, “Financial Instruments”).

The Adviser is responsible for selecting Portfolio Managers and determining the portion of the Fund’s assets to be allocated to each Portfolio Manager. It selects Portfolio Managers based on their experience and expertise in a particular investment strategy or investment strategies. The Adviser may, without any notice to investors, reallocate Fund assets among Portfolio Managers or may terminate or engage new Portfolio Managers.

From time to time, the Adviser may invest Fund assets in financial instruments to hedge against fluctuations in the relative values of its investment positions in Portfolio Funds as a result of certain changes in the equity markets. Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the Portfolio Funds. Such hedging transactions also limit the opportunity for gain if the value of the Portfolio Funds should increase. Moreover, it may not be possible for the Adviser to hedge against a fluctuation at a price sufficient to protect the Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations. In addition, it may not be possible to hedge against certain risks. The success of the Fund’s hedging transactions is dependent on the Adviser’s ability to correctly predict movements in the direction of the equity markets or sectors thereof. Therefore, while the Fund may enter into such transactions to seek to reduce the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, unanticipated increases or smaller than expected decreases in the equity markets or sectors being hedged may result in a poorer overall performance for the Fund than if the Adviser had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the Portfolio Fund being hedged may vary. Moreover, for a variety of reasons, the Adviser may not seek to hedge certain portfolio holdings or establish a perfect correlation between such hedging instruments and the Portfolio Funds being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to additional risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings.

There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund’s investment objective may be changed by the Fund’s board of managers (“Board”) without the vote of the Fund’s Members. Notice will be provided to Members prior to any such change. See “Investment Objective and Strategies.”

Risk Factors	The Fund’s investment program is speculative and entails substantial risks. In addition, the Fund is a newly formed entity and has no operating history upon which investors can evaluate its performance. Units in the Fund are not traded on any securities exchange, are not expected to trade on any other market, and are subject to substantial restrictions on transferability and resale. The Fund may offer to repurchase Units, but the Units will not be redeemable at a Member’s option nor will they be exchangeable for interests, units, or shares of any other fund, because the Fund is a closed-end investment company. The Fund may repurchase less than the full amount of Units that a Member requests to be repurchased. If the Fund does not repurchase a Member’s Units, the Member may not be able to dispose of his or her Units, even during periods of Fund underperformance, due to the substantial restrictions on the transferability and resale of the Units.

The Fund’s performance depends upon the performance of the Portfolio Funds, and the Adviser’s ability to select, allocate, and reallocate effectively the Fund’s assets among them. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act, and, therefore, the Fund will not be entitled to the protections of the 1940 Act with respect to the Portfolio Funds. A Portfolio Manager of a Portfolio Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Adviser, and that involve risks that are not anticipated by the Adviser. Portfolio Funds may have a limited operating history and Portfolio Managers of the Portfolio Funds may have limited experience in managing assets.

The value of the Fund’s net assets will fluctuate primarily based on the fluctuation in the value of the Portfolio Funds in which it invests. To the extent that the portfolio of a Portfolio Fund is concentrated in securities of a single issuer or issuers in a single industry or market, the risk of the Fund’s investment in that Portfolio Fund is increased. Portfolio Funds may be more likely than other types of funds to engage in the use of leverage, short sales, and derivative transactions. A Portfolio Fund’s use of such transactions is likely to cause the value of the Portfolio Fund’s portfolio to appreciate or depreciate at a greater rate than if such techniques were not used. The investment environment in which the Portfolio Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity gains and losses, and technological and regulatory change.

The Fund computes its net asset value (total assets less total liabilities, including accrued fees and expenses) as of the last “business day” of each month. As used in this Prospectus, a “business day” is any day, other than Saturday, Sunday, or a day on which banking institutions are authorized or obliged by law or regulation to close in New York. When the Fund values its securities, market prices will not be readily available for its investments in Portfolio Funds. Securities for which market prices are not readily available (i.e., as is expected with respect to most of the Fund’s investments in Portfolio Funds) are valued by the Fund at fair value as determined in good faith in accordance with procedures approved by the Board. As the Adviser and the Board anticipate that market prices will not be readily available for most Portfolio Funds in which the Fund invests, the Fund’s valuation procedures provide that the fair value of the Fund’s investments in Portfolio Funds ordinarily will be the value determined for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies. Although the Fund will receive information from each Portfolio Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board, the Adviser, or Portfolio Managers to the Portfolio Funds should prove incorrect. Portfolio Managers to the Portfolio Funds will only provide determinations of the net asset value of Portfolio Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently. See “Net Asset Valuation.”

The interests in the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid. The Fund may not be able to dispose of Portfolio Fund interests that it has purchased.

Each Portfolio Fund will be charged or be subject to an asset-based fee and may be subject to performance-based allocations or fees payable or allocated to the Portfolio Manager of such Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, an investor in the Fund bears asset-based management fees at the Fund level, in addition to any asset-based and performance-based management fees and allocations at the Portfolio Fund level. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in another closed-end fund with a different investment focus. The performance-based compensation received by a Portfolio Manager of a Portfolio Fund also may create an incentive for that Portfolio Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. That compensation may be based on calculations of realized and unrealized gains made by the Portfolio Manager without independent oversight.

Investments by the Portfolio Funds in foreign financial markets, including markets in developing countries, present political, regulatory and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States.

The investment activities of the Adviser, the Portfolio Managers of the Portfolio Funds, and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees, for their own accounts and other accounts they manage, may give rise to conflicts of interest in relation to the Fund. The Fund’s operations may give rise to other conflicts of interest. See “Conflicts of Interest.”

To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote its interests in a Portfolio Fund, it will not be able to vote on matters that require the approval of the investors of the Portfolio Fund, including a matter that could adversely affect the Fund’s investment in it.

There are special tax risks associated with an investment in the Fund. See “Principal Risk Factors Relating to the Fund’s Structure — Distributions to Members and Payment of Tax Liability” and “Taxes.”

Management	The Board has overall responsibility for the management and supervision of the operations of the Fund. See “Management of the Fund — The Board.”

The Adviser	Under the supervision of the Board and pursuant to an investment advisory agreement (the “Investment Advisory Agreement”), Mount Yale Asset Management, LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), serves as the investment adviser for the Fund. Greg D. Anderson, Roger C. Bowden and John L.Sabre, each a Managing Partner of the Adviser, will be primarily responsible for the Fund’s day-to-day portfolio management, subject to oversight by the Board.

The Adviser was formed in 1998 and is registered as an investment adviser with the SEC, as a commodity pool operator and a commodity trading advisor with The Commodity Futures Trading Commission, and is a member of the National Futures Association. The Adviser is an affiliate of Mount Yale Portfolio Advisors, LLC, an investment advisory firm in Minneapolis, Minnesota that is registered as an investment adviser with the SEC and that advises high net worth and institutional clients. The Adviser is also affiliated with Mount Yale Securities, LLC, an NASD Member broker-dealer, Mount Yale International, Ltd. a Cayman Islands exempted company and Mount Yale Capital Group, LLC, a Delaware limited liability company. The managers of the Advisers are founders and full-time employees of Mount Yale Portfolio Advisors, LLC. See “Management of the Fund — The Adviser.”

The Administrator	UMB Fund Services, Inc. (the “Administrator) provides various administrative services to the Fund, including Fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to the approval of the Fund, accepting subscriptions for Units and accepting payment therefore; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund.

Fees and Expenses	Investment Advisory Fee. The Fund pays the Adviser an investment advisory fee at an annual rate equal to 2.00% of the Fund’s month-end net assets (the “Advisory Fee”), including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units. The investment advisory fee accrues monthly and is payable at the end of each month. The investment management fee is paid to the Adviser out of the Fund’s assets and debited against Members’ capital accounts. See “Fees and Expenses — Investment Advisory Fee.”

Administrative Fee. The Fund pays the Administrator an annual fee (paid monthly) in an amount equal to a maximum of 0.12%, per annum, of the average net assets of the Fund, subject to an annual minimum fee of $37,500 during the first year during which the contract is effective, $56,250 during the second year during which the contract is effective and a yearly minimum fee of $75,000 for each year thereafter. See “Fees and Expenses – Administrative Fee.”

Distribution Expenses. The Fund may from time to time appoint broker-dealers (each a “Placement Agent”), to act as a placement agent for the Fund. For its services, the Placement Agent may in its discretion impose a front end sales load of 2.00% on investments up to $500,000, 1.00% on investments between $500,000 and $1,000,000 and 0.50% on investments $1,000,000 and greater. In addition to the front end sales load, the Fund will pay a quarterly fee of 0.125% (0.50% on an annualized basis) of the value of the Fund’s net assets to the Distributor to reimburse it for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers and for the Distributor’s ongoing investor servicing (the “Quarterly Servicing Fee”). See “Purchase of Units.” Pursuant to the distribution agreement (“Distribution Agreement”), the Distributor bears all of its expenses of providing its services under that agreement. See “Fees and Expenses —Distribution Expenses.”

Organizational Expenses. The organizational expenses of the Fund were borne by the Adviser and the Adviser will not be reimbursed by the Fund or any investor.

Expense Limitation Agreement. The Adviser has contractually agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the Fund’s annualized expenses will not exceed 3.00% (“Expense Limitation Agreement”). The Expense Limitation Agreement will automatically renew for one-year terms unless (i) the Adviser provides written notice to the Fund of the termination of the agreement at least thirty (30) days prior to the end of the then-current term, (ii) the Fund, without payment of any penalty, provides written notice to the Adviser of the termination of the agreement at least thirty (30) days prior to the end of the then-current term, or (iii) the Investment Advisory Agreement terminates. See “Fees and Expenses — Expense Limitation Agreement.”

Repurchases of Units	No Member will have the right to require the Fund to redeem its Units in the Fund. The Fund from time to time may offer to repurchase Units. These repurchases will be made at such times and on such terms as may be determined by the Board from time to time in its complete and absolute discretion. The Fund may repurchase less than the full amount of Units that a Member requests to be repurchased. In determining whether the Fund should repurchase Units from Members pursuant to repurchase requests, the Board will consider, among other things, the recommendation of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Members on a quarterly basis. A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum capital account balance of $50,000. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained. See “Repurchases of Units.”

Allocation of Profit and Loss	The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) are credited to or debited against the capital accounts of Members at the end of each fiscal period (as defined in “Capital Accounts and Allocations”) in accordance with their respective investment percentages for the period. Each Member’s investment percentage is determined by dividing as of the start of a fiscal period the balance of the Member’s capital account by the sum of the balances of the capital accounts of all Members of the Fund. See “Capital Accounts and Allocations.”

Eligible Investors	Each investor is required to certify that the Units purchased are being acquired directly or indirectly for the account of an “Eligible Investor” as defined herein. An “Eligible Investor” includes, among other investors, an individual who: (i) has a net worth (or joint net worth with the investor’s spouse) immediately prior to the time of purchase in excess of $1 million; (ii) had an income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year; or (iii) has an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account. Other categories of Eligible Investors applicable to companies and other investors are set forth in the investor certification that each investor must sign in order to invest in the Fund, a form of which appears as Appendix A to this Prospectus. In addition, Eligible Investors are required to certify that they are U.S. persons for Federal income tax purposes. Existing Members who purchase additional Units are required to meet the Fund’s eligibility criteria at the time of the additional purchase. See “Eligible Investors.”

Investor Suitability	An investment in the Fund involves a considerable amount of risk. It is possible that you may lose some or all of your money. Before making an investment decision, you should, among other things: (i) consider the suitability of the investment with respect to your investment objectives and personal situation; and (ii) consider other factors including your personal net worth, income, age, risk tolerance, tax situation, and liquidity needs. An investment in the Fund is unlikely to be suitable for charitable remainder trusts and may also be unsuitable for other tax-exempt organizations. See also “Taxes — Investment By Qualified

Retirement Plans and Other Tax-Exempt Investors.” You should invest in the Fund only money that you can afford to lose, and you should not invest in the Fund money to which you will need access in the short-term or on a frequent basis. In addition, you should be aware of how the Fund’s investment strategies fit into your overall investment portfolio because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

Purchase of Units	The Fund may accept both initial and additional applications by investors to purchase Units at such times as the Fund may determine, subject to the receipt of cleared funds two business days prior to the acceptance date set by the Fund. See “Purchase of Units — The Offering” and “Use of Proceeds.” Initial and subsequent purchases are generally accepted monthly. The Fund reserves the right to reject in its complete and absolute discretion any application for Units in the Fund. The Fund also reserves the right to suspend purchases of Units at any time. The minimum initial investment in the Fund is $50,000 and the minimum additional investment in the Fund is $50,000. See “Purchase of Units,” “Net Asset Valuation,” and “Eligible Investors.”

Taxes	The Fund intends to operate as a partnership for Federal income tax purposes and not as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes. Accordingly, the Fund should not be subject to federal income tax, and each Member will be required to report on its own annual tax return such Member’s share of the Fund’s taxable income, gain, or loss. It is expected that the Fund’s income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. With respect to the Fund’s investments in Portfolio Funds, the Fund’s income (or loss) from these investments may constitute unrelated business taxable income (“UBTI”).

If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. The Fund does not expect to receive tax information from Portfolio Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for Members to file their returns without requesting an extension of the time to file from the Internal Revenue Service (“IRS”) (or state taxing agencies). Accordingly, Members should be prepared to obtain extensions of time to file their income tax returns. Members are encouraged to consult with their tax advisers concerning how such delayed reporting may affect them. See “Taxes.”

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRA”), and 401(k) and Keogh Plans may purchase Units in the Fund. The Fund’s assets should not be considered to be “plan assets” for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”).

Because the Fund or Portfolio Funds may use leverage, a tax-exempt investor may incur income tax liability to the extent the Fund’s transactions are treated as giving rise to UBTI. An IRA may be required to file an income tax return for any taxable year in which it has UBTI. To file the return, it may be necessary for the IRA to obtain an employer identification number. See “ERISA Considerations.”

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Operating Agreement.

Reports to Members	The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns along with any tax information required by law. The Fund does not expect to receive tax information from Portfolio Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for Members to file their returns without requesting an extension of the time to file from the IRS (or state taxing agencies). Accordingly, Members should be prepared to obtain extensions of time to file their income tax returns. Members are encouraged to consult with their tax advisers concerning how such delayed reporting may affect them. See “Taxes.” The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act. See “General Information.” Members also will be sent monthly reports regarding the Fund’s operations during each month.

Fiscal Year	The Fund’s fiscal and taxable year is the 12-month period ending December 31 of each year.

No broker-dealer, salesperson, or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus. As a prospective investor, you must not rely on any unauthorized information or representations that anyone provides to you. This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this Prospectus is current only as of the date of this Prospectus.

THE PORTFOLIO FUNDS IN WHICH THE FUND INVESTS MAY PURSUE VARIOUS INVESTMENT STRATEGIES AND ARE SUBJECT TO SPECIAL RISKS. THE UNITS WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR THE UNITS WILL DEVELOP. THE UNITS ARE ALSO SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE OPERATING AGREEMENT OF THE FUND AND IN COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS. THE UNITS WILL NOT BE REDEEMABLE AT AN INVESTOR’S OPTION NOR WILL THEY BE EXCHANGEABLE FOR INTERESTS OF ANY OTHER FUND BECAUSE THE FUND IS A CLOSED-END INVESTMENT COMPANY. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER UNITS. THE UNITS ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT.

SUMMARY OF FUND EXPENSES

The following table is intended to assist Members and potential Members in understanding the various costs and expenses associated with investing in the Fund. Each figure below relates to a percentage of the Fund’s estimated net asset value at month-end over the course of a year. The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the members of a fund of funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Portfolio Fund level. These indirect items are not reflected in the following chart or the example below. The fees associated with a Portfolio Fund will generally include an investment management fee ranging from 1% to 3% (annualized) of the average net asset value of the Fund’s investment, plus incentive allocations or fees generally ranging from 10% to 25% of net profits earned by the Portfolio Fund on the Fund’s investment.

Member Transaction Expenses
Maximum Sales Charge (Load) (as a percentage of the offering price)(1)	2.00%
Maximum Sales Charge on Reinvested Distributions	None
Maximum Early Withdrawal Charge	None
Annual Expenses (as a percentage of net assets attributable to Units)
Investment Advisory Fee(2)	2.00%
Other Expenses(3)	1.25%
Total Annual Expenses	3.25%
Waivers/Reimbursement(4)	(0.25)%
Net Annual Expenses	3.00%

(1)	The sales charge is subject to waivers for certain types of investors. See “Purchase of Units.”

(2)	See “Management of the Fund” and “Fees and Expenses” for additional information.

(3)	“Other Expenses” are based on estimated amounts for the current fiscal year and reflect all expected ordinary operating expenses, including the administration fees paid to the Administrator and service fees paid to the Distributor, other than the Advisory Fee. The Fund will pay the Administrator the greater of .12% per annum of the value of the Fund's net assets calculated and payable in monthly installments, or $37,500 during the Fund's first year of existence. The Fund will also pay a quarterly fee of 0.125% (0.50% on an annualized basis) of the value of the Fund’s net assets to the Distributor to reimburse it for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers and for the Distributor’s ongoing investor servicing.

(4)	Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the Fund’s annualized expenses will not exceed 3.00%. The Expense Limitation Agreement will automatically renew for one-year terms unless (i) the Adviser provides written notice to the Fund of the termination of the agreement at least thirty (30) days prior to the end of the then-current term, (ii) the Fund, without payment of any penalty, provides written notice to the Adviser of the termination of the agreement at least thirty (30) days prior to the end of the then-current term, or (iii) the Investment Advisory Agreement terminates.

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units. See “Fees and Expenses” for a more complete description of the Fund’s costs and expenses.

THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, BECAUSE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example

	1 YEAR	3 YEARS(2)	5 YEARS(2)	10 YEARS(2)

You would pay the following expenses on a $1,000
investment, assuming a 5% annual return(1)	$50.87	$113.06	$177.58	$349.60

_________________

(1)	Actual expenses may be higher or lower than the amounts shown in the fee table and, consequently, the actual expenses incurred by an investor may be greater or less than the amounts shown in the Example.
(2)	The expenses listed for the three-, five-, and ten-year periods do not take into account the Expense Limitation Agreement. There is no guarantee that the Expense Limitation Agreement will remain in effect during these periods. If the Expense Limitation Agreement remains in effect, however, the actual expenses that will ultimately be borne by the Fund during these periods will be lower than those listed in this Example to the extent the Fund’s expenses exceed the expense limitation then in place.

USE OF PROCEEDS

The proceeds of the offering will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable after each month-end closing of the offering. See “Purchase of Units – The Offering.”

Pending the investment of the proceeds of the offering in Portfolio Funds pursuant to the Fund’s investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Portfolio Funds, which may be a substantial portion of the proceeds of the offering, in short-term, high quality debt securities or money market funds. In addition, the Fund will maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its objective during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objective

The Fund’s investment objective is to generate capital appreciation. The Fund intends to pursue this objective by investing its assets primarily in private investment limited partnerships, joint ventures, investment companies, and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of investment advisers (“Portfolio Managers”) that utilize a broad range of alternative investment strategies.

During the initial period of the Fund (which is not expected to extend beyond 9 months following the effectiveness of the Fund’s registration statement), as a temporary investment strategy the Fund may invest all or substantially all of its assets in one or more Portfolio Funds that invest in other Portfolio Funds. These Portfolio Funds are commonly referred to as “fund of hedge funds.” While Portfolio Funds that employ a “fund of hedge funds strategy” attempt to diversify their investment portfolio among various investment managers and investment securities, this temporary investment strategy may result in substantial concentration of the Fund’s investment in a small number of issuers. Non-diversification among issuers will expose the Fund to an increased risk of loss if the market value of a Portfolio Fund should decline. In addition, this could expose the Fund to additional constraints on liquidity and, during such time, will subject the Fund to an additional layer of fees and expenses. However, the Fund will endeavor to negotiate favorable liquidity terms and fee concessions in connection with such temporary investments.

The instruments the various Portfolio Managers may invest in include, without limitation, leveraged and non-leveraged investing in long and short positions in U.S. and foreign equities and equity-related instruments; fixed income and other debt-related instruments; cash and cash equivalents; options; warrants; futures and other commodities; currencies; over-the-counter derivative instruments (such as swaps); securities that lack active public markets; repurchase and reverse repurchase agreements; preferred stocks, convertible and other financial instruments; private investment limited partnerships, joint ventures, investment companies, and other similar investment vehicles; and real estate related securities (collectively, “Financial Instruments”).

The Adviser is responsible for selecting Portfolio Managers and determining the portion of the Fund’s assets to be allocated to each Portfolio Manager. It selects Portfolio Managers based on their experience and expertise in a particular investment strategy or investment strategies. The Adviser may, without any notice to investors, reallocate Fund assets among Portfolio Managers or may terminate or engage new Portfolio Managers. From time to time the Adviser also may make direct investments in the same types of securities and other investments in which Portfolio Managers are permitted to invest. There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund’s investment objective may be changed by the Fund’s Board without the vote of the Fund’s Members. Notice will be provided to Members prior to any such change.

From time to time, the Adviser also may invest Fund assets in financial instruments to hedge against fluctuations in the relative values of its investment positions in Portfolio Funds as a result of certain changes in the equity markets. Hedging against a decline in the value of portfolio positions does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the Portfolio Funds. Such hedging transactions also limit the opportunity for gain if the value of the Portfolio Funds should increase. Moreover, it may not be possible for the Adviser to hedge against a fluctuation at a price sufficient to protect the Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations. In addition, it may not be possible to hedge against certain risks. The success of the Fund’s hedging transactions is dependent on the Adviser’s ability to correctly predict movements in the direction of the equity markets or sectors thereof. Therefore, while the Fund may enter into such transactions to seek to reduce the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, unanticipated increases or smaller than expected decreases in the equity markets or sectors being hedged may result in a poorer overall performance for the Fund than if the Adviser had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the Portfolio Fund being hedged may vary. Moreover, for a variety of reasons, the Adviser may not seek to hedge certain portfolio holdings or establish a perfect correlation between such hedging instruments and the Portfolio Funds being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to additional risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings.

Portfolio Manager Selection Process

The Adviser is responsible for identifying prospective Portfolio Managers, performing due diligence and review of those Portfolio Managers, allocating and reallocating the Fund’s assets among Portfolio Managers, and providing risk management services. The Adviser evaluates Portfolio Managers, reviews ongoing performance of Portfolio Managers, analyzes the various strategies used by Portfolio Managers and monitors risk management.

In allocating Fund Assets, the Adviser first determines the general investment strategies to be employed in the Fund’s investment portfolio. The various strategies employed will vary from time to time in the Adviser’s discretion based on its analysis of which strategies are most likely to be successful under certain market conditions. In selecting the investment strategies to be employed, the Adviser will consider a number of factors including without limitation, recent performance of the investment strategy, anticipated market conditions, and the diversification of strategies in the Fund’s investment portfolio.

After determining the investment strategies to be employed, the Adviser selects Portfolio Managers that utilize such strategies. In determining which Portfolio Managers to engage, the Adviser will consider a number of qualitative and quantitative factors, including, without limitation: evaluation of a Portfolio Manager’s experience and professional background; analysis of a Portfolio Manager’s investment strategy, style and process; review of a Portfolio Manager’s key investment personnel; historical performance and return patterns; analysis of drawdowns; correlation pattern with other managers and markets; several different risk and return measures; the Portfolio Manager’s assets under management and capacity; review of a Portfolio Manager’s risk management procedures and organizational infrastructure; and review of the terms of investment in the Portfolio Fund managed by the Portfolio Manager of strategies in the Fund’s investment portfolio.

The identity and number of Portfolio Managers will change over time. The Adviser may withdraw from or invest in Portfolio Funds in its discretion. The termination of Portfolio Managers and the addition of Portfolio Managers does not require the approval of investors in the Fund.

Certain of the Portfolio Managers chosen for the Fund’s portfolio may be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or similar state statutes. The Adviser does not require any Portfolio Managers it selects for the Fund to be so registered.

Portfolio Funds

Except with regard to temporary investments in cash or cash equivalents made by the Adviser, Portfolio Managers conduct their investment programs through Portfolio Funds, which may include private investment limited partnerships, joint ventures, investment companies and similar investment vehicles that are typically referred to as hedge funds, managed by Portfolio Managers. It is expected that the Portfolio Funds in which the Fund invests will not be registered under the 1940 Act.

The Fund intends generally to limit its investments in any one Portfolio Fund in its portfolio to no more than 10% of the Fund’s assets. To the extent permitted by applicable regulations or as expressly provided in this Prospectus or the Fund’s SAI, neither the name of the Fund, any aspect of the Fund’s investment program, nor the aforementioned portfolio allocation range is a fundamental investment policy of the Fund, and each can be changed by the Fund’s Board without Member approval. In the event of such a change, Members would receive notice. The Portfolio Funds in which the Fund invests may pursue various investment strategies and are subject to special risks. See “Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Portfolios.”

Portfolio Fund Investment Practices

Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed and in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Fund may invest and trade in a wide range of Financial Instruments and markets and may pursue a variety of investment strategies. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of Portfolio Managers’ investment programs and involve significant risks. Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis). Portfolio Funds in which the Fund invests are not subject to the investment restrictions of the Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

The Adviser evaluates regularly each Portfolio Manager to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance is satisfactory.

Temporary Investments.

The Fund may, from time to time, take temporary or defensive positions in cash or cash equivalents to attempt to minimize extreme volatility caused by adverse market, economic, or other conditions. However, liquidity of the Fund’s investments is limited, so the Fund’s ability to invest in such instruments is also limited. Any such temporary or defensive positions also could prevent the Fund from achieving its investment objective. In addition, pending the full investment of the offering proceeds in Portfolio Funds, the Fund may invest in these instruments. See “Use of Proceeds.”

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the investment objectives of the Fund or any Portfolio Fund will be achieved or that their investment programs will be successful. In particular, the use of leverage, short sales and derivative transactions by Portfolio Managers, and limited diversification can, in certain circumstances, result in significant losses. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors in the Fund could lose some or all of their investment.

Investment Strategies

The Fund seeks to provide investors with exposure to a variety of investment strategies by investing in Portfolio Funds. From time to time, the Adviser also may make direct investments in the same types of securities and other investments in which Portfolio Managers are permitted to invest. The Portfolio Managers with which the Fund will invest will generally employ one or more of the following investment strategies:

Relative Value

Relative value investing involves taking simultaneous long and short positions in closely-related markets. This strategy relies on the exploitation of market inefficiencies, without speculating on the direction of interest rates, currency exchange rates or equity prices, and without assuming an unhedged exposure to any particular market.

•	Convertible Arbitrage. Convertible arbitrage involves the purchase of an undervalued convertible bond, while hedging with a short position in the underlying equity. The future relationship of the prices of the two securities can be reasonably predicted, and profits are made as the price of the convertible bond converges to its fair value.

•	Fixed-Income Arbitrage. This investment technique exploits relative-value inefficiencies in the fixed income securities market.

•	Multistrategy Arbitrage. Multistrategy arbitrage funds utilize a combination of arbitrage techniques to achieve their performance objective. The most common arbitrage strategies used include merger arbitrage, convertible arbitrage, equity and statistical arbitrage, and fixed-income arbitrage. These Portfolio Managers have the unique ability to shift capital across strategies based on the market environment and the opportunities available in the financial markets.

Event Driven

Event-driven investing is a strategy that focuses on the securities of companies undergoing some material structural changes. These changes can come in the form of mergers, acquisitions, and other transactions.

•	Distressed/High-Yield. The distressed or high-yield strategy involves investing in the securities of companies experiencing financial or operational difficulties. These securities generally are of below investment grade quality and trade at substantial discounts to par value and, in part, is premised on the need for certain classes of investors to sell low-credit instruments. Profits are made based on two kinds of mispricings: (1) fundamental or intrinsic value, and (2) relative value between comparable securities.

•	Merger Arbitrage. Merger arbitrage entails investing in the securities of companies involved in mergers or acquisitions. In a typical stock acquisition transaction, merger arbitrageurs will go long the stock of the target company and short the stock of the acquirer with the objective of realizing profits as the spread between the stock price of the target company converges with the stock price offered by the acquiring company. In a typical cash tender offer, this strategy may involve the purchase of the stock of the target company with the objective of profiting from the difference between the stock’s current market price and the announced offer price. In both examples, the realization of profit depends on the consummation of the merger or acquisition. Other sources of income for this strategy include dividend payments and rebates net of expenses.

•	Special Situations. Special situation investing involves the purchase and sale of stocks of companies involved in spin-offs, capital structure reorganizations, liquidations, and other similar corporate restructuring events. This strategy involves seeking profits by taking positions in Financial Instruments that become mispriced due to these special situations.

Equity

Equity investing involves the purchase and sale of listed equity and equity-related Financial Instruments usually based on fundamental research and analysis. Portfolio Managers may invest opportunistically in several sectors or they may be sector specialists.

•	Long-Biased Equity. Long-biased equity investing generally involves the purchase of Financial Instruments a Portfolio Manager believes are undervalued. Long-biased Portfolio Managers generally have low short exposure and maintain a net exposure usually in excess of 60% net long.

•	Hedged Equity. Hedged-equity investing involves the purchase of Financial Instruments that a Portfolio Manager believes are undervalued and the short sale of Financial Instruments the Portfolio Manager determines to be overvalued. Hedged-equity Portfolio Managers seek to manage market risk by varying their levels of long and short exposure.

•	Short Biased Equity. Short-biased equity investing involves the purchase and short sale of equity and equity-related Financial Instruments. A short sale involves selling the securities of issuers that the Portfolio Manager believes are overvalued based upon an assessment of the prospects of those issuers. Portfolio Managers using this strategy consider a wide range of factors in determining whether a security is overvalued, and may sell a security short because: an issuer has negative cash flows; the security has an exceedingly high market value relative to the value of the assets or the earnings or expected earnings of the issuer; or the issuer is operating at a deficit. Short-biased Portfolio Managers will generally be net short and maintain higher exposures on the short side relative to the long side.

Macro

Macro strategies involve taking long and short positions in Financial Instruments based on a top-down view of economic and capital market conditions. Portfolio Managers begin evaluating opportunities based on economic factors, working their way down to industry, sector, and company specific fundamentals. Investments are usually made in a wide variety of instruments including stocks, bonds, currencies, derivatives, and commodities. Portfolio Managers pursuing macro strategies make judgments about the expected future price direction of these instruments and express that opinion by taking long or short positions in these instruments.

•	Fundamental/Opportunistic. Macro opportunistic Portfolio Managers use the top-down approach to identify long and short investment opportunities, and rely on a wide range of tools to assist in making these judgments, including, but not limited, to relying on instinct and human judgment. Interest rates along with other economic indicators are the main tools used in the research and security selection process.

•	Systematic/Short-term Trading. Systematic/short-term trading Portfolio Managers utilize proprietary computer-based models and trading strategies in seeking to profit from long and short investment opportunities. These Portfolio Managers usually employ very active, high portfolio turnover trading strategies in order to capture profits from shorter-term trading patterns and trends that emerge from macro-related factors.

•	Commodities. Portfolio Managers in this area purchase and sell commodity futures and related options contracts based on supply and demand factors affecting pricing within each market. The commodity futures contracts traded may include agricultural commodities (such as corn, oats, wheat and oils), metals (such as gold, silver, copper, platinum and palladium), energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), along with equity/bond index and currency futures. Certain Portfolio Managers also use commodity-related equities to implement their strategies.

Borrowing

The Fund may borrow money to purchase portfolio securities, to meet repurchase requests, and for portfolio management purposes. The Fund may also borrow money to pay operating expenses, including (without limitation) investment management fees. The use of borrowings for investment purposes involves a high degree of risk. The Fund generally intends to borrow money only in limited circumstances when the Adviser believes attractive investment opportunities are available and sufficient cash or other liquid resources are not otherwise available, or where the Adviser believes it would not be prudent to sell existing portfolio holdings. It is anticipated that such borrowing by the Fund will be on a short-term basis and not substantial. No Member will have the right to require the Fund to redeem Units. If the Fund borrows to finance repurchases of its Units, interest on that borrowing will negatively affect Members who do not have all of their Units repurchased by the Fund, by increasing the Fund’s expenses and reducing any net investment income.

The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock (including repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. For this purpose, the asset coverage (that is, total assets including borrowings, less liabilities excluding borrowings) requirements mean that the Fund’s total assets equal at least 300% or 200%, as applicable, of the total outstanding principal balance of indebtedness. The Fund also must limit its borrowings and leverage practices to the extent necessary to permit the Fund to repurchase securities pursuant to any offer by the

Fund to repurchase Units, at such times and on such terms as may be determined by the Board, in its complete and absolute discretion, without causing the Fund to have an asset coverage of less than 300% or 200%, as applicable. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the Fund’s total asset level below what is required by the 1940 Act or the Fund’s loan agreements. In certain cases, this may be impossible.

The Fund’s willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are the Adviser’s investment outlook, market conditions, and interest rates. Successful use of borrowing will depend on the ability of the Adviser to analyze interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

The Board may modify the Fund’s borrowing policies, including the percentage limitations, the purposes of borrowings, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Members, and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Percentage Limitations

Unless otherwise specified, percentage limitations on investments will be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund’s portfolio securities or liquidation of portfolio securities to fulfill repurchase requests (which the Board has, in its sole discretion, authorized) or to pay expenses. The percentage limitations contained in the Fund’s Prospectus and SAI apply at the time of purchase to direct investments made by the Fund. The Fund’s investment limitations are not applied to the portfolio securities held by the Investment Funds in which the Fund may invest.

Cash Reserves

The Adviser is not required to allocate all the Fund’s assets to Portfolio Funds and may maintain such cash reserves as it may from time to time deem to be appropriate for defensive purposes, to fund future allocations, or to pay operating costs. The Adviser may invest and manage such cash reserves in Treasury securities, money market funds, bank deposits, and similar short-term instruments or accounts. If the Adviser allocates some of the Fund’s assets to a money market fund or similar investment, the Fund will bear the standard management fees and costs and expenses of such money market fund in addition to the fees and expenses payable at the Fund level.

The Fund May Change Its Investment Objective, Policies, Restrictions, Strategies, and Techniques

Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques if the Board believes doing so is in the best interests of the Fund and its Members. The Fund’s investment objective is not a fundamental policy and it may be changed by the Board without Member approval. Notice will be provided to Members prior to any such change.

PRINCIPAL RISK FACTORS RELATING TO THE FUND’S STRUCTURE

The following are the principal risk factors that relate to the operations and structure of the Fund. The investments of the Portfolio Funds in which the Fund invests are also subject to special risks. See “Principal Risk Factors, Types of Investments, and Investment Strategies of the Portfolio Funds.”

Lack of Operating History

The Fund is a recently formed entity and has no operating histories upon which investors can evaluate their performance. There can be no assurance that the Fund will achieve its investment objective. However, the personnel of the Adviser responsible for managing the Fund’s investment portfolio have substantial experience in managing investments and private investment funds.

Closed-end Fund; Limited Liquidity; Units Not Listed; Repurchases of Units

The Fund is a closed-end, non-diversified, management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. You should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. The Adviser believes that unique investment opportunities exist in the market for Portfolio Funds. However, these investments are often illiquid, and an open-end fund’s ability to make such investments is limited. For this reason, among others, the Fund has been organized as a closed-end fund.

The Fund does not intend to list its Units for trading on any national securities exchange. There is no secondary trading market for the Units, and none is expected to develop. The Units are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Units will not be redeemable at the option of Members and they will not be exchangeable for interests of any other fund. Although the Board, in its complete and absolute discretion, may cause the Fund to offer to make repurchase offers for outstanding Units at their net asset value, the Units are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end investment companies. The amount that the Fund offers to repurchase during any repurchase offer is determined by the Board in its complete and absolute discretion, and such repurchase amount may be a portion of the Fund’s outstanding Units. Members whose Units are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the effective date of the repurchase (i.e., the Repurchase Valuation Date). Further, repurchases of Units, if any, may be suspended or postponed in the complete and absolute discretion of the Board. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Units and the underlying investments of the Fund. See “Investor Suitability” and “Repurchases of Units.” Also, because the Units will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members.

Non-Diversified Status

The Fund is a “non-diversified” investment company. Thus, there are no limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer. This may result in the Fund’s investment portfolio being more susceptible to a single economic, political, or regulatory occurrence than would be the case if the Fund were operated as a diversified investment company. The Fund generally will not invest more than 10% of its assets (measured at the time of purchase) in the securities of a single Portfolio Fund. However, during the initial period of the Fund (which is not expected to extend beyond 9 months following the effectiveness of the Fund’s registration statement), as a temporary investment strategy the Fund may invest all or substantially all of its assets in one or more Portfolio Funds that invest in other Portfolio Funds. These Portfolio Funds are commonly referred to as “fund of hedge funds”. While Portfolio Funds that employ a “fund of hedge funds strategy” attempt to diversify their investment portfolio among various investment managers and investment securities, this temporary investment strategy may result in substantial concentration of the Fund’s investment in a small number of issuers. Non-diversification among issuers will expose the Fund to an increased risk of loss if the market value of a Portfolio Fund should decline. In addition, this could expose the Fund to additional constraints on liquidity and, during such time, will subject the Fund to an additional layer of fees and expenses. However, the Fund will endeavor to negotiate favorable liquidity terms and fee concessions in connection with such temporary investments.

Special Risks of Fund of Funds Structure, Including Investing in Unregistered Funds

Portfolio Funds Not Registered.   The Portfolio Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be entitled to the protections of the 1940 Act with respect to the Portfolio Funds. For example, the Portfolio Funds are not required to, and may not, hold custody of their assets in accordance with the requirements of the 1940 Act. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Portfolio Funds have placed their assets could impair the operational capabilities or the capital position of the Portfolio Funds and may, in turn, have an adverse impact on the Fund. In addition, the Portfolio Managers to, or general partners of, the Portfolio Funds often will not be registered as investment advisers under the Advisers Act.

Portfolio Fund Securities Generally Illiquid.   The securities of the Portfolio Funds in which the Fund invests or plans to invest are generally anticipated to be illiquid. Subscriptions to purchase the securities of Portfolio Funds are generally subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Portfolio Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund securities, the Fund might obtain a less favorable price than prevailed when it decided to buy or sell. Further, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of Portfolio Fund securities in a timely manner. In addition, Portfolio Funds may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspensions of withdrawal rights under certain circumstances.

Portfolio Fund Operations Not Transparent.   The Adviser will not be able to control or monitor the activities of the Portfolio Funds on a continuous basis. A Portfolio Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Portfolio Funds may have limited operating history and Portfolio Managers of Portfolio Funds may have limited experience in managing assets.

Valuation of the Fund’s Investments.   As the Adviser and the Board anticipate that market prices will not be readily available for most Portfolio Funds in which the Fund invests, the Fund’s valuation procedures provide that the fair value of the Fund’s investments in Portfolio Funds ordinarily will be the value determined for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and provided to the Fund. See “Net Asset Valuation.” Although the Adviser will review the valuation procedures used by the Portfolio Managers of the Portfolio Funds, the Adviser and the Board will have little or no means of independently verifying valuations provided by such Portfolio Managers. In calculating its net asset value, although the Fund will review other relevant factors, the Fund will rely significantly on values of Portfolio Funds that are reported by the Portfolio Funds themselves. The Fund does not have information about the securities in which the Portfolio Funds invest or their valuation. A Portfolio Fund’s Portfolio Manager may face a conflict of interest in valuing the Portfolio Fund’s portfolio securities because their values will affect the compensation of the Portfolio Fund’s Portfolio Manager. For more information on the valuation of the Fund’s investments, including the valuation of its investments in Portfolio Funds, and related risks, see “Net Asset Valuation.”

Multiple Levels of Fees and Expenses.   Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based management fees at the Fund level, in addition to any asset-based management and performance-

based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in another closed-end fund with a different investment focus.

Each Portfolio Fund generally will be subject to a performance-based fee or allocation, irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Members, even if the Fund’s overall performance is negative. Generally, fees payable to Portfolio Managers of the Portfolio Funds will range from 1% to 3% (annualized) of the average net asset value of the Fund’s investment, and incentive allocations or fees generally range from 10% to 25% of a Portfolio Fund’s net profits. The performance-based compensation received by a Portfolio Manager of a Portfolio Fund also may create an incentive for that Portfolio Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. That compensation may be based on calculations of realized and unrealized gains made by the Portfolio Manager without independent oversight.

Availability of Information.   Some of the Portfolio Funds may provide very limited information with respect to their operation and performance to the Fund, thereby severely limiting the Adviser’s ability to verify initially or on a continuing basis any representations made by the Portfolio Funds or the investment strategies being employed. This may result in significant losses to the Fund based on investment strategies and positions employed by the Portfolio Funds or other actions of which the Adviser has limited or no knowledge.

Possibility of Fraud and Other Misconduct.   When the Fund allocates assets to a Portfolio Fund, the Fund does not have custody of the assets or control over their investment by the Portfolio Fund. A Portfolio Fund could divert or abscond with the assets, fail to follow agreed-upon investment strategies, provide false reports of operations, or engage in other misconduct.

Duplicative Transaction Costs.   Investment decisions of the Portfolio Funds are made by their Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing securities of an issuer whose securities are being sold by another Portfolio Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

Turnover.   The Fund’s activities involve investment in the Portfolio Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Portfolio Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Fund’s income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from a Portfolio Fund could involve expenses to the Fund under the terms of the Fund’s investment.

Changes in Portfolio Funds and Allocations.   The Adviser may from time to time select new or replacement Portfolio Funds and change the percentage of Fund assets allocated to each Portfolio Fund. These changes will be made in the Adviser’s sole discretion, subject to the Portfolio Funds’ liquidity constraints. The Fund’s success (and, therefore, the Fund’s) will depend to a great extent on the Adviser’s ability to identify and allocate assets successfully among Portfolio Funds.

Inability to Vote or Exercise Control.   The Fund may elect to hold non-voting securities in Portfolio Funds or waive the right to vote in respect of a Portfolio Fund. In such cases, the Fund will not be able to vote on matters that require the approval of the interestholders of the Portfolio Fund, including matters adverse to the Fund’s interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Portfolio Fund to cause the Fund to control the Portfolio Fund. Applicable securities and banking rules and interpretations may limit the percentage of voting or non-voting securities of any Portfolio Fund that may be held by the Fund.

Inability to Invest in Portfolio Funds.   In the event that the Fund is able to make investments in Portfolio Funds only at certain times, the Fund may invest any portion of its assets that is not invested in Portfolio Funds, in money market securities, or other liquid assets pending investment in Portfolio Funds. During this time that the Fund’s assets are not invested in Portfolio Funds, that portion of the Fund’s assets will not be used to pursue the Fund’s investment objective.

Indemnification of Advisers.   The Portfolio Funds may agree to indemnify certain of their Portfolio Managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions. The Portfolio Managers of the Portfolio Funds often have broad limitations on liability and indemnification rights.

Indirect Investment in Portfolio Funds.   Any transaction by which the Fund indirectly gains exposure to a Portfolio Fund by the purchase of a structured note, swap, or other contract is subject to special risks. The Fund’s use of such instruments can result in volatility, and each type of instrument is subject to special risks. See “Principal Risk Factors, Types of Investments, and Investment Strategies of the Portfolio Funds — Special Investment Instruments and Techniques, Including Derivative Instruments.” Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund’s investment. There can be no assurance that the Fund’s indirect investment in a Portfolio Fund will have the same or similar results as a direct investment in the Portfolio Fund, and the Fund’s value may decrease as a result of such indirect investment. Also, the Fund’s indirect investment in a Portfolio Fund carries with it the credit risk associated with the counterparty.

Investments in Foreign Markets.   It is anticipated that certain of the Portfolio Funds will be organized outside of the United States. In addition, investments by the Portfolio Funds in foreign financial markets, including markets in developing countries, present political, regulatory, and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States. For example, it may be more difficult for the Fund or a Portfolio Fund to enforce its rights offshore and the regulations applicable to those jurisdictions may be less stringent.

Litigation and Enforcement Risk.   A Portfolio Fund’s Portfolio Manager might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation, or attempt to gain control of a company. Under such circumstances, a Portfolio Fund’s Portfolio Manager conceivably could be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with hedge fund assets, falsely reporting hedge fund values and performance, and other violations of the securities laws. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings are ongoing and it is possible that hedge funds may be charged with involvement in such violations. If that were the case, the performance records of the hedge funds would be misleading. Furthermore, if a Portfolio Fund has engaged in such violations, the Fund could be exposed to losses.

Borrowing

To the extent that the Fund borrows money, the value of its net assets will tend to increase or decrease at a greater rate than if no borrowing occurred due to the resultant leverage. If the Fund’s investments decline in value, your loss will be magnified if the Fund has borrowed money to make its investments. It is anticipated that such borrowing by the Fund will be on a short-term basis and not substantial.

If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings within one year of incurring them, or it may be forced to sell investments at disadvantageous times in order to repay borrowings. The Fund’s performance may be adversely affected if it is not able to repay borrowings (because of the continued interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. If the Fund is forced to sell investments to repay borrowings (including borrowings incurred to finance the repurchase of Units) the Fund’s portfolio turnover rate will increase.

The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Members, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, including distributions (if any) to Members. Interest payments and fees incurred in connection with borrowings will increase the Fund’s expense ratio and will reduce any income the Fund otherwise has available for distributions. The Fund’s obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

Distributions to Members and Payment of Tax Liability

The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable federal and state income taxes on their respective share of the Fund’s taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board. It is expected that the Fund’s income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. With respect to the Fund’s investments in Portfolio Funds, the Fund’s income (or loss) from these investments may constitute UBTI.

Members should be prepared to request extensions of time to file their personal income tax returns. Members should consult with their tax adviser concerning the impact of such delayed reporting.

PRINCIPAL RISK FACTORS, TYPES OF INVESTMENTS, AND
INVESTMENT STRATEGIES OF THE PORTFOLIO FUNDS

General

This section discusses the types of investments generally made by the Portfolio Funds in which the Fund invests and the related risk factors with respect to such investments. It is possible that a Portfolio Fund will make an investment that is not described below, which would be subject to its own particular risks. Unless expressly stated otherwise herein, an investor’s determination to invest in the Fund should not be based on a belief that the Portfolio Funds will not make a certain type of investment. The impact of a particular risk in a Portfolio Fund will, in turn, have a corresponding impact on the Fund.

The Fund’s investment program entails substantial risks. You should expect the value of the Fund’s net assets to fluctuate. Due to the types of investments and investment strategies to be used by the Portfolio Funds, fluctuations in the net asset value of the Fund may be more volatile than is typical for traditional mutual funds. There can be no assurance that the Fund’s or the Portfolio Funds’ investment objectives will be achieved or that their investment programs will be successful. In particular, each Portfolio Fund’s use of leverage, short sales, and derivative transactions, and limited diversification can, in certain circumstances, cause the value of a Portfolio Fund’s portfolio to appreciate or depreciate at a greater rate than if such techniques were not used, which, in turn, could result in significant losses to the Fund.

All securities investments are subject to the risk of loss of capital. The value of the Fund’s net assets will fluctuate based on the fluctuation in the value of the Portfolio Funds in which it invests. To the extent that the portfolio of a Portfolio Fund is concentrated in securities of a single issuer or issuers in a single industry or market sector, the risk of the Fund’s investment in that Portfolio Fund is increased.

The investment environment in which the Portfolio Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, and technological and regulatory change. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. You may experience a significant decline in the value of your investment and could lose money. You should consider the Fund a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Primary Risk Factors

The Adviser is aware of the many risks involved with investing in Portfolio Funds. This section discusses these primary risk factors.

Use of Leverage.   Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as “leverage,” is speculative and involves certain risks. The Fund may also borrow money for temporary or emergency purposes or in connection with the repurchase of Units. Although use of a certain degree of leverage in an investment portfolio may be desirable, the use of leverage significantly increases the risks of loss and its use will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice.

Liquidity Risk.   There is always some possibility that the Financial Instruments in which a Portfolio Fund invests cannot be liquidated in time to meet redemption or margin calls without affecting the remaining investors. Liquidity risk may occur when Portfolio Managers mismatch assets and liabilities.

Spread Risk.   Portfolio Managers take on spread risk when using strategies that are based on the future convergence of spreads between different Financial Instruments, based either on observed historical patterns or on mathematical models. The risk is that spreads may not converge, but rather may widen for a period of time, causing the Portfolio Manager to close out the position at a loss.

Crowded Trade Risk.   When many Portfolio Managers attempt to effect the same trade at the same time, the momentum of their transactions heavily affects the supply and demand relationship. This may change the patterns and behaviors of Financial Instrument prices, thus increasing the magnitude of loss if all Portfolio Managers want to close out the same position at the same time.

Merger Arbitrage Risk.   Although Portfolio Managers that engage in merger arbitrage generally invest only in announced deals and corporate transactions, there is a risk that deals can break due to unresolved difficulties in such areas as regulations, hostile bids, market shocks, cancellation of promised financing and other management issues. In the most simple cases, the Financial Instruments involved will often revert to the prices they were trading at prior to the deal announcement.

Interest Rate Risk.   Certain investments held by a Portfolio Fund, as well as a Portfolio Fund’s borrowings, are subject to risks associated with movements in interest rates. Arbitrageurs can use instruments such as Treasury futures or interest rate swaps to manage interest rate risk.

Credit Risk.   Debt-based Financial Instruments are sensitive to the market’s evaluation or perception of their creditworthiness. In addition, the credit profile of some such Financial Instruments may deteriorate rapidly in reaction to specific corporate or sovereign events. While it is possible to hedge some components of credit risk, this is generally expensive and hedges may not work as anticipated.

Currency Risk.   Portfolio Managers may trade currencies in the interbank market, a network of institutions in the United States, France, Germany, Japan, Switzerland and other nations. The interbank market is not directly regulated by any government agency and trading may be subject to certain risks not applicable to trading on U.S. and foreign exchanges, including, without limitation, illiquidity, unlimited daily price volatility, wide spreads, counterparty default and the effects of government intervention.

Counterparty Risk.   When Portfolio Funds enter into transactions with third parties there is a risk that the third party will fail to perform its obligations. This risk can occur in connection with financing, stock loans, swaps and other OTC derivatives.

Marking of Positions.   This is a concern when Portfolio Funds invest in Financial Instruments that do not trade actively in public markets. The lack of information on market price could allow Portfolio Managers to manipulate pricing of positions and smooth out returns.

Operational Risk.   To execute investment decisions timely and correctly and to clear a large amount of trades efficiently every day, Portfolio Managers need to have back offices that can minimize operational risks in various areas such as trade clearance, reconciliation and price documentation.

A Drop in or Lack of Volatility.   Prolonged reductions in the volatility of Financial Instruments with discreet or embedded optionality can affect their value. If volatility decreases or disappears, option premiums can be lost.

General Investment Risks

This section discusses the types of Financial Instruments that are used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices. The impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Fund.

Equity Securities.   Portfolio Funds’ portfolios may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. Portfolio Funds also may invest directly in foreign securities or in depositary receipts relating to foreign securities. (See “Foreign Securities” below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

Portfolio Funds may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly-traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly-available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Fixed-Income Securities.   Portfolio Funds may invest in fixed income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

Foreign Securities.   Portfolio Funds may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of foreign issuers. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Foreign securities in which the Portfolio Funds may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Foreign securities markets generally are not as developed or efficient or as strictly regulated as securities markets in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are lower than in the United States and, at times, volatility of prices can be greater than in the United States. The Fund will be subject to risks of possible adverse political and economic developments, seizure or nationalization of foreign deposits, or adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since foreign securities often are purchased with and payable in currencies of foreign countries, their value may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

To the extent that Portfolio Funds invest in emerging market countries, the political, regulatory, and economic risks inherent in such investments are significant and may differ in kind and degree from the risks presented by investments in major securities markets in developed countries. Additional risks of emerging markets countries may include: greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of certain currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.

Leverage.   Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as “leverage,” is speculative and involves certain risks. The Fund may also borrow money for temporary or emergency purposes or in connection with the repurchase of Units.

Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

Although leverage will increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund’s equity or debt instruments decline in value, the Portfolio Fund could be subject to a “margin call” or “collateral call,” pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund’s assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund’s borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that the value of an investment company’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to Portfolio Funds and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds and the volatility of the value of an investment in the Fund may be great.

In order to obtain “leveraged” market exposure in certain investments and to increase overall returns, a Portfolio Manager may purchase options and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

Short Sales.   Some or all of the Portfolio Funds may attempt to limit their exposure to a possible market decline in the value of their portfolio securities through short sales of securities that the Portfolio Funds believe possess volatility characteristics similar to those being hedged. In addition, the Portfolio Funds may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may “short” a security of a company if, in its Portfolio Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth.

A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to a Portfolio Fund. The risk of loss on a short sale is theoretically unlimited.

Reverse Repurchase Agreements.   Reverse repurchase agreements involve a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund’s simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of a Portfolio Fund’s investment portfolio.

Foreign Currency Transactions.   The Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to “lock in” the U.S. dollar price of the security, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns. The Portfolio Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve a Portfolio Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. A Portfolio Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Portfolio Fund has contracted to receive in the exchange. A

Portfolio Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments.   Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund’s assets in high qualify fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. The Fund may also invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings.   Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Units. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Risks Associated with Special Investment Instruments and Techniques

Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund’s investment objective. These strategies may be executed through derivative transactions (“Derivatives”). The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives.   Some or all of the Portfolio Funds may invest in, or enter into transactions involving Derivatives. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Examples of Derivatives include, but are not limited to, options contracts, futures contracts, and options on futures contracts. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. A description of these and other Derivatives that the Portfolio Funds may use is provided in the Fund’s SAI.

A Portfolio Fund’s use of Derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular Derivative and the Portfolio Fund’s portfolio as a whole. Derivatives permit a Portfolio Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Portfolio Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund’s performance. If a Portfolio Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund’s return or result in a loss. A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Fund is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for Derivatives.

Engaging in these transactions involves risk of loss to the Portfolio Funds that could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Funds to substantial losses.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Options and Futures.   When the Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Fund may be subject to additional regulations. Futures and related options transactions by the Fund must constitute permissible transactions pursuant to the regulations promulgated by the Commodity Futures Trading Commission (“CFTC”). The Fund intends to conduct its operations in compliance with CFTC Rule 4.5, and any related CFTC intepretations, under the Commodity Exchange Act in order to avoid regulation by the CFTC as a commodity pool. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or liquid securities in connection with its futures and related options transactions in an amount generally equal to the entire value of the underlying security.

Swaps.   Some or all of the Portfolio Funds may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Portfolio Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Portfolio Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund’s risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

Lending Portfolio Securities.   Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. Loans of portfolio securities by a Portfolio Manager may not exceed 33-1/3% of the value of a Portfolio Fund’s total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

When-Issued and Forward Commitment Securities.   Portfolio Managers may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

Restricted and Illiquid Investments.   Although it is anticipated that most Portfolio Funds will invest primarily in publicly traded securities, they generally may invest a portion of their assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell. Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

In addition, the Fund’s interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so. (See “Additional Risk Factors-Liquidity Risks.”)

Cash Equivalents.   During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See “Types of Investments And Related Risk Factors — Money Market Instruments.”) The Portfolio Managers may also invest in such cash equivalents.

ADDITIONAL RISK FACTORS

Non-Diversified Status

The Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer. Also, there generally are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

Incentive Allocation

The Portfolio Managers will generally receive performance-based allocations. The performance-based allocation may create an incentive for the Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund’s assets, the performance-based allocation may be greater than if it were based solely on realized gains.

Lack of Operating History

The Fund is a recently formed entity and has no operating histories upon which investors can evaluate their performance. There can be no assurance that the Fund will achieve its investment objective. However, the personnel of the Adviser responsible for managing the Fund’s investment portfolio have substantial experience in managing investments and private investment funds.

Liquidity Risks

Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. No Member will have the right to require the Fund to redeem their Unit in the Fund. Although the Fund will offer to repurchase Units from time to time, a Member may not be able to liquidate its Unit for up to two years. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Members four times each year on the last day of each calendar quarter. (See “Repurchases of Units.”)

Limitations on the Fund’s ability to withdraw its assets from Portfolio Funds may limit the Fund’s ability to repurchase Units. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be one year or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis. Because the primary source of funds to repurchase Units will be withdrawals from Portfolio Funds, lock-ups and other withdrawal limitations will significantly limit the Fund’s ability to repurchase Units.

Distributions to Members and Payment of Tax Liability

The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Prospective Members should take note of this limitation when determining whether or not an investment in the Fund is suitable for their particular circumstances. The Board reserves the right to change this policy. Whether or not distributions are made, Members will be required each year to pay applicable Federal, state and local income taxes on their respective shares of the Fund’s taxable income. The amount and times of any distributions will be determined in the sole discretion of the Board.

Counterparty Credit Risk

Many of the markets in which the Portfolio Managers effect their transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Special Risks of Multi-Manager Structure

The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. The Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and the amounts Members receive upon the repurchase of Units. Because Portfolio Funds generally provide net asset value information to the Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Fund by Portfolio Managers. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. It is expected that the Fund will be given advance notice of any material change in a Portfolio Fund’s investment program or policies. However, there can be no assurance that a Portfolio Manager will provide such notice and thus, the Fund’s investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Portfolio Managers. A Portfolio Manager’s delay in providing this information could delay the Fund’s preparation of tax information for investors, which will require Members to seek extensions on the deadline to file their tax returns, or could delay the preparation of the Fund’s annual report.

An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a pro rata portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations other expenses borne by the Fund as an investor in Portfolio Funds.

Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Fund generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Fund, and thus indirectly from investors in the Fund, even if the Fund’s overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

The Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Fund and adversely affect the Fund’s investment return.

To the extent the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

Portfolio Funds may be permitted to distribute securities in kind to investors, including the Fund, making withdrawals of capital. Thus, upon the Fund’s withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security or distribute it to Members in connection with a repurchase by the Fund of all or a portion of Units of Members.

The fees and other expenses borne directly and indirectly by the Fund, including the fees, expenses and performance-based allocations that are borne by the Fund as an investor in Portfolio Funds are higher than those of most other registered investment companies. In addition, in the event that a Portfolio Fund invests in other investment companies subject to additional management fees and performance allocations, the Fund will indirectly bear these additional fees and further reduce its investment returns.

The Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Fund’s actions or has incurred liabilities arising from the Fund’s actions.

Estimates

In most cases, the Fund will have little ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund’s annual audit. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Portfolio Funds are completed.

Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers.

It is possible that the valuation of the Fund’s investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date will vary from the fair value of the investment as determined under procedures adopted by the Board. In such event, the Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. The Adviser will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Board by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Fund’s investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Fund, as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Fund would realize on the withdrawal of its investments from the Portfolio Funds. This could adversely affect the Fund, new Members and Members whose Units are repurchased.

Limits of Risk Disclosure

The above discussions and the discussions in the Fund’s SAI on various risks associated with the Fund, the Units, and the Portfolio Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the Fund’s SAI, and the Operating Agreement and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

MANAGEMENT OF THE FUND

The Board

The Board of the Fund has overall responsibility to manage and control the business operations of the Fund on behalf of the Members. At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (“Independent Managers”). See “Managers and Officers” in the Fund’s SAI for identities of the Managers and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding election of the Board and Board membership.

The Adviser

Under the supervision of the Board and pursuant to the Investment Advisory Agreement, Mount Yale Asset Management, LLC (the “Adviser”) serves as the investment adviser of the Fund. The Adviser was formed in 1998 and is registered as an investment adviser under the SEC, as a commodity pool operator and a commodity trading advisor with The Commodity Futures Trading Commission, and is a member of the National Futures Association. The Adviser is an affiliate of Mount Yale Portfolio Advisors, LLC, an investment advisory firm in Denver, Colorado and Minneapolis, Minnesota that is registered as an investment adviser with the SEC and that advises high net worth and institutional clients. The managers of the Adviser are also portfolio managers of the Fund, as discussed below, ultimately control the Adviser and are founders and full-time employees of Mount Yale Portfolio Advisors, LLC.

Pursuant to the Investment Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund. The Adviser is authorized, subject to the requirements of the 1940 Act and the approval of the Fund’s Board and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services.

The Adviser serves as investment adviser to other private Portfolio Funds that utilize investment programs similar to that of the Fund, and the Adviser and/or its affiliates may in the future serve as an investment adviser or general partner of other registered and/or private investment companies with similar investment programs.

Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser provides the Fund with ongoing investment guidance, policy direction, and monitoring of the Fund pursuant to the Investment Advisory Agreement. The Investment Advisory Agreement may be terminated by the Board, by a majority vote of the Members, or by the Adviser.

Portfolio Manager s

The Adviser’s Investment Committee is jointly and primarily responsible for managing the Fund. All investment management decisions of the Investment Committee must be unanimous. The members of the Investment Committee are set forth below.

Portfolio Manager	Since	Business Experience During the Past Five Years
Greg Anderson	Inception	Mount Yale Asset Management, LLC, Denver, CO, investment advisory; Manager, 1999 to present. Mount Yale Portfolio Advisors, LLC, Denver, CO; investment advisory; Chief Investment Officer, 2003 to present. Mount Yale Capital Group, Denver, CO; financial services holding company, Principal, 2003 to present. Mount Yale International Ltd., Grand Cayman, Cayman Islands; investment advisory; Managing Partner, 2003 to present. Mount Yale Securities, LLC, Denver, CO; brokerage firm; Financial Operations Principal, 2003 to present. Investment Consulting Group, LLC, Denver, CO; investment advisory; Managing Director, 1998 to 2003.

Roger Bowden	Inception	Mount Yale Asset Management, LLC, Denver, CO, investment advisor; Manager, 1999 to present. Mount Yale Portfolio Advisors, LLC, Denver, CO, investment advisory; President, 2003 to present. Mount Yale Capital Group, Denver, CO; financial services holding company, Principal, 2003 to present. Mount Yale International, Ltd., Grand Cayman, Cayman Islands; investment advisory; Managing Partner, 2003 to present. Mount Yale Securities, LLC, Denver, CO; brokerage firm; General Operations Principal, 2003 to present. Investment Consulting Group, LLC, Denver, CO; investment advisory; Managing Director, 1998 to 2003.

John Sabre	Inception	Mount Yale Asset Management, LLC, Minneapolis, MN; investment advisory; Manager, 2003 to present. Mount Yale Portfolio Advisors, LLC, Minneapolis, MN, investment advisory; CEO and Chairman of the Board, 2003 to present. Mount Yale Capital Group, LLC, Minneapolis, MN; financial services holding company; Principal, 2003 to present. Mount Yale International, Ltd., Grand Cayman, Cayman Islands; investment advisory; Managing Partner, 2003 to present. Mount Yale Securities, LLC, Denver, CO; brokerage firm; Registered Representative, 2004 to present; General Operations Principal, 2004 to present. Investment Consulting Group, LLC, Minneapolis, MN; investment advisory; CEO and Chairman of the Board, 2002 to 2003. Bear Stearns & Co., New York, NY; brokerage firm; Senior Managing Director, Head of Mezzanine Capital Group, 2000 to 2001.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

FEES AND EXPENSES

Investment Advisory Fee

The Fund pays the Adviser an investment advisory fee at an annual rate of 2.00% of the Fund’s month-end net assets (the “Advisory Fee”), including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units. The investment advisory fee accrues monthly and is payable at the end of each month. The investment advisory fee is an expense out of the Fund’s assets, and will be reflected in each Member’s capital account (including capital accounts of the Adviser and its affiliates, if any). Net assets means the total value of all assets under management of the Fund, less all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchase of Units on the date of calculation. See “Capital Accounts and Allocations.”

Administrative Fee

UMB Fund Services, Inc. (the “Administrator) provides various administrative services to the Fund, including Fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to the approval of the Fund, accepting subscriptions for Units and accepting payment therefore; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate its administrative functions to any of its affiliates. The Fund pays the Administrator an annual fee (paid monthly) in an amount equal to a maximum of 0.12%, per annum, of the average net assets of the Fund, subject to an annual minimum fee of $37,500 during the first year during which the contract is effective, $56,250 during the second year during which the contract is effective and a yearly minimum fee of $75,000 for each year thereafter (the “Administrative Fee”). In addition, the Fund pays the Administrator for certain out-of-pocket expenses and other miscellaneous services.

Other Expenses of the Fund

The Adviser will bear all of its own costs incurred in providing investment advisory and other services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

The Fund pays all of the Fund’s expenses other than those that the Adviser or an affiliate of the Adviser assumes. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the Fund), including foreign legal counsel; independent auditors’ fees; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing prospectuses, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members’ meetings; expenses of corporate data processing and related services; Member recordkeeping and Member account services, fees, and disbursements; fees and expenses of the Directors that the Adviser, the Distributor, or their affiliates do not employ; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

UMB Bank, n.a. (the “Custodian”) serves as the custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with all applicable requirements of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian’s principal business address is: 928 Grand Boulevard, Kansas City, Missouri 64106.

Portfolio Funds will bear various expenses in connection with their operations. These expenses are similar to those incurred by the Fund. The Portfolio Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. These expenses, fees and allocations will be in addition to those incurred by the Fund. As an investor in Portfolio Funds, the Fund will bear its pro rata share of the expenses and fees of the Portfolio Funds and will also be subject to performance allocations to the Portfolio Managers. Generally, fees payable to Portfolio Managers of the Portfolio Funds will generally range from 1% to 3% (annualized) of the average net asset value of the Fund’s investment, and incentive allocations or fees generally range from 10% to 25% of a Portfolio Fund’s net profits or performance.

Distribution Expenses

Pursuant to the Distribution Agreement, Mount Yale Securities, LLC (the “Distributor”) bears all of its expenses of providing distribution services as described under that agreement. The Fund will assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. The Fund will pay (or will enter into arrangements providing that others will pay), among other things: (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s prospectus, SAI, and any other sales material (and any supplements or amendments thereto).

The Fund may from time to time appoint broker-dealers (each a “Placement Agent”), to act as a placement agent for the Fund. For its services, the Placement Agent may in its discretion impose a front end sales load of 2.00% on investments up to $500,000, 1.00% on investments between $500,000 and $1,000,000 and 0.50% on investments $1,000,000 and greater. In addition to the front end sales load, the Fund will pay a quarterly fee of 0.125% (0.50% on an annualized basis) of the value of the Fund’s net assets to Mount Yale Securities, LLC (the “Distributor”) to reimburse it for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers and for the Distributor’s ongoing investor servicing (the “Quarterly Servicing Fee”).

The Adviser may make cash payments, out of its own assets and at no cost to the Fund, to certain financial advisers (the term "financial adviser" includes any broker, dealer, bank, registered investment adviser, financial planner, and any other institution having an agreement with the adviser or its affiliates) which sell or arrange for the sale of shares of the Fund or who otherwise provide marketing support services. This compensation is not reflected in the fees and expenses listed in the fee table section of the prospectus. All such arrangements are disclosed to the Board. Marketing support services may include educating financial adviser personnel about the Fund, placement on the financial adviser's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the financial adviser. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, the Adviser and its affiliates may pay or allow other promotional incentives or payments to financial advisers.

Further details about these payments is contained in the Fund's SAI. An investor's financial adviser may charge additional fees or commissions other than those disclosed in this prospectus. Because different funds (and their advisers or distributors) may pay financial advisers different amounts in connection with services provided to the funds, financial advisers and their personnel may have financial or other incentives for recommending one fund over another. An investor should consult with his or her financial adviser about any payments it receives from a fund or its affiliates and review carefully any disclosure the financial adviser provides.

Organizational Expenses

The organizational expenses of the Fund were borne by the Adviser and the Adviser will not be reimbursed by the Fund or any investor.

Expense Limitation Agreement

Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the Fund’s annualized expenses will not exceed 3.00%. The Expense Limitation Agreement will automatically renew for one-year terms unless (i) the Adviser provides written notice to the Fund of the termination of the agreement at least thirty (30) days prior to the end of the then-current term, (ii) the Fund, without payment of any penalty, provides written notice to the Adviser of the termination of the agreement at least thirty (30) days prior to the end of the then-current term, or (iii) the Investment Advisory Agreement terminates.

PORTFOLIO TRANSACTIONS

The Fund

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account certain factors as set forth below. In most instances, the Fund will purchase securities directly from a Portfolio Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions may be subject to expenses.

The Fund will bear any commissions or spreads in connection with its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Portfolio Funds

The Portfolio Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Portfolio Funds. In view of the fact that the investment program of certain of the Portfolio Funds may include “trading” as well as “investments,” short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Portfolio Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Portfolio Funds may not be transparent to the Fund. Each Portfolio Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Portfolio Managers of the Portfolio Funds. The Adviser expects that each Portfolio Fund will generally select broker-dealers to effect transactions on the Portfolio Fund’s behalf substantially in the manner set forth below.

Each Portfolio Fund generally will seek reasonably competitive commission rates. However, a Portfolio Fund will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund, and use “soft dollars” for payment of expenses related to research and other services used by the Portfolio Manager of the Portfolio Fund. Portfolio Funds may not be subject to the same regulatory restrictions on principal and agency transactions. It is anticipated that some Portfolio Funds may effect principal or agency transactions through affiliates of the Fund, including the Distributor or its affiliates. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Portfolio Funds.

No guarantee or assurance can be made that a Portfolio Fund’s brokerage transaction practices will be transparent or that the Portfolio Fund will establish, adhere to, or comply with its stated practices. As the Portfolio Funds are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Fund’s Portfolio Manager or its affiliates rather than the Portfolio Fund.

As with the Fund, Portfolio Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

VOTING

Each Member will have the right to cast a number of votes based on the value of such Member’s respective capital account at any meeting of Members called by the (i) Managers or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Managers and approval of the Investment Advisory Agreement. Except for the exercise of their voting privileges, Members will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

Certain conflicts of interest may arise in relation to the Fund.

Adviser and its Affiliates

Other Ventures of the Adviser.   The Adviser and its affiliates may organize or become involved in other business ventures. The Fund will not share in the risks or rewards of such other ventures. However, such other ventures will compete with the Fund for the time and attention of the Adviser and might create additional conflicts of interest.

Although the Investment Advisory Agreement does not require the Adviser to devote its full time or any specified portion of its time to the Fund, the Adviser intends to dedicate a reasonable amount of time to the Fund and its activities.

Advisory Time.   Although the officers and employees of the Adviser will devote as much time to the Fund as they believe is necessary to assist the Fund in achieving its investment objectives and to administer the operations of such entities, they will not devote substantially all or any specific portion of their working time to the affairs of the Fund as they must devote a portion of their time to other funds and investments. The officers and key employees of the Adviser may not have or may terminate employment agreements and the loss of the services of one or more of them may have a material adverse effect on the Fund.

Allocation of Investment Opportunities.   The Adviser and its affiliates have other investment advisory clients and investment vehicles and have discretion to allocate investment opportunities and dispositions fairly among all clients or vehicles. The Adviser may determine that an investment opportunity in an Portfolio Fund is appropriate for a particular fund or account that it manages, or for itself, but not for the Fund. Situations may arise in which private investment funds managed by the Adviser or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. To the extent that entities affiliated with the Adviser invest in Portfolio Funds, the ability of the Fund to invest in the same Portfolio Funds may be adversely affected by any limitation on availability of the investment. In addition, the Adviser may be required to choose between the Fund and other advisory clients in allocating investments in Portfolio Funds and managed accounts. Decisions with regard to the allocation of investment opportunities between the Fund and other clients of the Adviser will be made in accordance with the allocation procedures of the Fund, which have been approved by the Board.

Preferential Terms.   The Adviser, its affiliates, or accounts other than the Fund managed by the Adviser or its affiliates may invest in Portfolio Funds on terms more favorable than those available to the Fund, and as investors in such Portfolio Funds may act in ways adverse to the interests of the Fund.

Cross Trades with other Adviser Clients.   To the extent permitted under Section 17 of the 1940 Act, the Adviser may cause the Fund to purchase securities from or sell securities and interests in Portfolio Funds to other clients or vehicles when the Adviser believes such transactions are appropriate and in the best interests of the Fund. In the event the Adviser wishes to reduce the investment of one or more such funds in a Portfolio Fund and increase the investment of other funds in such Portfolio Fund, it may effect such transactions by directing the transfer of the interests between funds. Any incremental costs and expenses associated with any such investment will be borne by all such classes of such funds (including the Fund) on a pro rata basis. In addition, the Adviser may recommend that the Fund purchase or sell an investment that is being sold or purchased, respectively, at the same time by the Adviser, an affiliate, or another advisory client.

Investment Advisory Fee .   The Advisory Fee has not been negotiated at arm’s-length and may be higher than advisory fees charged by or to others. The Board has determined the level of such Advisory Fee to be appropriate in light of the services provided.

Structured Investments.   To the extent permitted by Section 17 of the 1940 Act, the Adviser or an affiliate thereof may serve as counterparty to the Fund for certain Structured Investments and may earn additional revenues in connection with structuring such transactions. Although such transactions will only be undertaken when the Adviser believes they are in the best interest of the Fund and the Board will review and approve such transactions, the additional revenues available from Structured Investments may create an incentive for the Adviser to purchase Structured Investments linked to the return of Investment Funds rather than making direct investments.

The Adviser and its principals, affiliates, and employees may trade in the securities and derivatives markets for their own accounts and the accounts of their clients, and in doing so may take positions opposite to, or ahead of, those held by the Fund or may be competing with the Fund for positions in the marketplace. Such trading may result in competition for investment opportunities or create other conflicts of interest on behalf of one or more such persons in respect of their obligations to the Fund. Records of this trading will not be available for inspection by Members.

The proprietary activities or portfolio strategies of the Adviser and its affiliates or the activities or strategies used for accounts managed by the Adviser and its affiliates for other customer accounts could conflict with the transactions and strategies employed by the Fund or a Portfolio Fund and affect the prices and availability of the securities and instruments in which the Fund or a Portfolio Fund invests. Issuers of securities held by the Portfolio Funds may have publicly or privately traded securities in which affiliates of the Adviser are investors or make a market. The trading activities of affiliates of the Adviser generally are carried out without reference to positions held directly or indirectly by the Portfolio Funds and may have an effect on the value of the positions so held or may result in affiliates of the Adviser having an interest in the issuer adverse to that of the Portfolio Fund.

In particular, various affiliates of the Adviser may be significant investors in Portfolio Funds for their proprietary accounts and to hedge derivative transactions linked to such Portfolio Funds. Such affiliates’ investments in and withdrawals from Portfolio Funds will be made in their best interests and without regard to the Fund’s interests. The Adviser may share information regarding Portfolio Funds with such affiliates and may receive referrals regarding Portfolio Funds from such affiliates.

Portfolio Managers to the Portfolio Funds

Other Clients Advised by Portfolio Managers.   Conflicts of interest may arise from the fact that the Portfolio Managers of the Portfolio Funds and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The Portfolio Managers of the Portfolio Funds may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Portfolio Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Portfolio Fund. The Portfolio Managers of the Portfolio Funds may give advice and recommend securities to, or buy or sell securities for, a Portfolio Fund in which the Fund has invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

Allocation of Investment Opportunities.   Each Portfolio Manager of the Portfolio Funds will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund and accounts under management at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ, the investment activities of a Portfolio Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Fund may differ from those of the other managed accounts. Accordingly, prospective Members should note that the future performance of a Portfolio Fund and its Portfolio Manager’s other accounts will vary.

Aggregation of Orders.   When a Portfolio Manager of a Portfolio Fund determines that it would be appropriate for a Portfolio Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it may attempt to aggregate, place, and allocate orders on a basis that the Portfolio Manager of the Portfolio Fund believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Portfolio Fund participate, or participate to the same extent as the other accounts, in all trades.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by a Portfolio Manager of a Portfolio Fund for its other accounts. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for an Portfolio Fund or the other accounts, thereby limiting the size of the Portfolio Fund’s position; (ii) the difficulty of liquidating an investment for a Portfolio Fund or the other accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

“Soft Dollar” Payments.   The brokers utilized by the Portfolio Funds will be selected by the managers of the Portfolio Funds. Any manager of a Portfolio Fund may engage in “soft dollar” practices whether or not such practices fall within the soft dollar safe harbor established by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Thus, a Portfolio Fund manager may receive “brokerage and related services” covered by such safe harbor as well as office space, overhead expense reimbursement, and similar benefits not covered by such safe harbor. In doing so, the Portfolio Fund managers may pay higher commissions than those charged by brokers that do not provide such services or benefits.

Proprietary Trading.   Each investment adviser of a Portfolio Fund and its principals, officers, employees, and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Portfolio Manager of the Portfolio Fund that are the same, different, or made at a different time than positions taken for the Portfolio Fund.

OUTSTANDING SECURITIES

Title of Class	Amount Authorized	Amount Held by Registrant for its Account	Amount Outstanding as of December 31, 2004 Exclusive of Amount Shown Under “Amount Held by Registrant for its Account”

Units	Unlimited	N/A	1000

CONTROL PERSONS

As of May 31, 2005 , 100% of the Units outstanding as of that date were owned by The Dalton Trust. John L. Sabre is the sole beneficiary of The Dalton Trust . Accordingly, as of that date, John L. Sabre may be deemed to “control” the Fund as that term is defined in the 1940 Act, because Units held by The Dalton Trust constituted more than 25% of the outstanding Units.

REPURCHASES OF UNITS

No Right of Redemption

No Member will have the right to require the Fund to redeem its Units. No public market exists for the Units, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

Repurchases of Units

The Board of the Fund, from time to time and in its complete and absolute discretion, may determine to cause the Fund to offer to repurchase Units from Members, including affiliates of the Adviser, pursuant to written requests by Members on such terms and conditions as it may determine. In determining whether the Fund should offer to repurchase Units from Members pursuant to written requests, the Board will consider, among other things, the recommendation of the Adviser. The repurchase amount is determined by the Board in its complete and absolute discretion, and such repurchase amount may be a portion of the Fund’s outstanding Units. It is expected that the Adviser will recommend that the Fund conduct a repurchase offer four times each year, as of the last “business day” of March, June, September, and December. As used in this Prospectus, a “business day” is any day, other than Saturday, Sunday, or a day on which banking institutions are authorized or obliged by law or regulation to close in New York. The Board of the Fund also will consider the following factors, among others, in making such determination:

•	whether any Members have requested that the Fund repurchase Units;

•	the liquidity of the Fund’s assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Units.

The Operating Agreement provides that the Fund will be dissolved if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member’s Units for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period). A Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period.

The Board will determine that the Fund will offer to repurchase Units pursuant to written requests only on terms that the Board determines to be fair to the Fund and Members. When the Board determines that the Fund will offer to repurchase Units, written notice will be provided to Members that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund (the “Repurchase Request Deadline”), and contains other information Members should consider in deciding whether and how to participate in such repurchase opportunity. The Repurchase Request Deadline will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer and such Repurchase Request Deadline may be extended by the Board in its absolute discretion. The Fund will not accept any repurchase request received by it or its designated agent after the Repurchase Request Deadline.

Payment by the Fund upon repurchase of Units will be made in part or in whole in cash or securities of equivalent value. The Fund does not expect to distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not requesting that their Units be repurchased, or that the Fund has received distributions from Portfolio Funds in the form of securities that are transferable to the Members. The amount due to any Member whose Units are repurchased will be equal to the value of the Member’s capital account or portion thereof based on the Fund’s net asset value as of the effective date of repurchase (the “Repurchase Valuation Date”), after giving effect to all allocations, including, but not limited to, withholding tax, to be made to the Member’s capital account as of such date. The Repurchase Valuation Date is the last business day of the quarter in which the Repurchase Request Deadline occurs, which will be approximately 65 days after the Repurchase Request Deadline. Members whose Units are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the Repurchase Valuation Date. Payment by the Fund for Units accepted by the Fund for repurchase shall be made within 30 days of the Repurchase Valuation Date.

Under these procedures, Members will have to decide whether to request that the Fund repurchase their Units, without the benefit of having current information regarding the value of Units on a date proximate to the Repurchase Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must submit a request to have their Units repurchased and the date they can expect to receive payment for their Units from the Fund. As noted above, Members whose Units are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the Repurchase Valuation Date. This period of time is intended, in part, to assist the Fund in paying the amount due to Members on the Payment Date. The Fund’s schedule with respect to repurchases of Units is based on operational considerations and various factors relating to the best interests of Members, including, but not limited to, the intent that the Fund pay Members their repurchase proceeds, to the extent practicable, based on redemption proceeds received by the Fund from Portfolio Funds and to minimize the need for the Fund to maintain cash or borrow money to meet repurchase requests. Payments for repurchased Units may be further delayed under circumstances where the Fund has determined to redeem its Units in Portfolio Funds to make such payments, but has experienced unusual delays in receiving payments from the Portfolio Funds.

The Fund may suspend or postpone a repurchase offer in limited circumstances, and only by a vote of a majority of the Board, including a majority of the Independent Managers. These circumstances may include the following:

•	for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund’s net assets;

•	for any other periods that the SEC permits by order for the protection of Members; or

•	other unusual circumstances as the Board deems advisable to the Fund and its Members.

If Members request that the Fund repurchase a greater number of Units than the repurchase offer amount as of the Repurchase Request Deadline, as determined by the Board in its complete and absolute discretion, the Fund may repurchase an additional amount of Units not to exceed 2% of the Units outstanding on the Repurchase Request Deadline. If the Board determines not to repurchase more than the repurchase offer amount or if Members request that the Fund repurchase Units in an amount exceeding the repurchase offer amount plus 2% of the Units outstanding on the Repurchase Request Deadline, the Fund shall repurchase the Units pursuant to repurchase requests on a pro rata basis, disregarding fractions, according to the number of Units requested by each Member to be repurchased as of the Repurchase Request Deadline.

Payment for repurchased Units may require the Fund to liquidate portfolio holdings in Portfolio Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover. The Fund may maintain cash or borrow money to meet repurchase requests, which would increase the Fund’s operating expenses and would adversely impact the ability of the Fund to achieve its investment objective.

The repurchase of Units is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of these repurchase procedures is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

The Fund does not presently intend to impose any charges on the repurchase of Units, although it may allocate to Members whose Units are repurchased withdrawal or similar charges imposed by Portfolio Funds if the Adviser determines to withdraw from one or more Portfolio Funds as a result of Member repurchase requests and such charges are imposed on the Fund.

A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum capital account balance of $50,000. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

In accordance with the terms and conditions of the Fund’s Operating Agreement, the Fund may cause a mandatory redemption of Units of a Member or any person acquiring Units from or through a Member if the Board or, on behalf of the Board, the Adviser determines or has reason to believe that, among other things:

•	one or more Units have been transferred, or the Units have vested in any person, by operation of law as a result of the death, dissolution, bankruptcy, or incompetency of a Member;

•	ownership of Units by such Member or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

•	any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Units.

Members whose Units are redeemed by the Fund will not be entitled to a return of any amount of sales load that was charged in connection with the Member’s purchase of the Units.

TRANSFERS OF UNITS

No person shall become a substituted Member without the consent of the Board, which consent may be withheld in its sole and absolute discretion. Units held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of a Member or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld in its sole and absolute discretion). The Board generally will not consider consenting to a transfer unless the transfer is (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities), or (ii) to members of the transferring Member’s immediate family (siblings, spouse, parents, and children). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “Eligible Investors.” The Board may not consent to a transfer of a Unit by a Member unless such transfer is to a single transferee or after the transfer of the Unit, the balance of the capital account of each of the transferee and transferor is not less than $50,000. The Board has delegated authority to the Adviser to approve a tender of Fund Units for purposes of facilitating the transfer of such Units, in accordance with these limitations, for financial planning purposes or in situations that involve no change of beneficial ownership. All such transfers shall be reported to the Board on a quarterly basis. Each transferring Member and transferee agree to pay all expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. If a Member transfers a Unit with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Unit is transferred is admitted to the Fund as a Member.

By subscribing for a Unit, each Member agrees to indemnify and hold harmless the Fund, the Board, the Adviser, or each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any such transfer.

NET ASSET VALUATION

The Fund will compute its net asset value as of the last business day of each month as soon as practicable after the last day of the month. In determining its net asset value, the Fund will value its investments as of such month-end. The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The net asset value per Unit of the Fund will equal the net asset value of the Fund divided by the number of outstanding Units. The Board has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that a Portfolio Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Portfolio Fund based on the most recent final or estimated value reported by the Portfolio Fund, as well any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Portfolio Managers to the Portfolio Funds, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which are unaudited).

The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Manager of a Portfolio Fund does not represent the fair value of the Fund’s interests in the Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Portfolio Fund. In other cases, as when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Fund may determine that it was appropriate to apply a discount to the net asset value of the Portfolio Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Portfolio Managers of the Portfolio Funds, upon which the Fund calculates its month-end net asset value and net asset value per Unit, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustments or revisions will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect the Fund’s net asset value, the outstanding Units will be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a net asset value per Unit higher than the adjusted amount. Conversely, any increases in the net asset value per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a net asset value per Unit lower than the adjusted amount. The same principles apply to the purchase of Units. New Members may be affected in a similar way.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value.

The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Portfolio Funds, the Fund will generally value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on the NASDAQ stock market will be valued at the NASDAQ Official Closing Price. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where such securities are primarily traded. If no sales of particular securities are reported on a particular day, the securities will be valued based on their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value per share. Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Debt securities will be valued in accordance with the Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Adviser or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the

Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Adviser’s Investment Advisory Fee, the Administration Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value if the judgments of the Board, the Adviser, or Portfolio Managers to the Portfolio Funds should prove incorrect. Also, Portfolio Managers to the Portfolio Funds will only provide determinations of the net asset value of Portfolio Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund will maintain a separate capital account for each Member (including the Adviser or its affiliates in respect of any capital contribution to the Fund by the Adviser or an affiliate, as a Member), which will have an opening balance equal to the Member’s initial contribution to the capital of the Fund. Each Member’s capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member’s capital account as described below. Similarly, each Member’s capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Units of the Member, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member’s capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year; (ii) the day preceding any day on which a contribution to the capital of the Fund is made; (iii) any day on which the Fund repurchases any Units of any Member; (iv) any day in which there is any distribution to a Member; (v) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages; or (vi) any other date as established by the Board. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member’s capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date, after giving effect to additional contributions as of that date.

The Fund, in its complete and absolute discretion, may authorize the division or combination of the Units into a greater or lesser number without thereby materially changing the value of a Member’s capital account.

Allocation of Net Profits and Net Losses

Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members’ respective investment percentages for such fiscal period. Net profits or net losses will be measured as the change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchase by the Fund of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members’ respective investment percentages.

Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member’s capital account for the current and prior fiscal years.

Withholding taxes or other tax obligations incurred by the Member that are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member’s Units is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for the refund.

Reserves

Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate.

TAXES

The following is a summary of certain aspects of the United States federal income taxation of the Fund and its Members that should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other federal, state, or local agency with respect to any of the tax issues affecting the Fund, nor will it obtain an opinion of counsel with respect to any tax issues, except as described below.

This summary of certain aspects of the federal income tax treatment of the Fund is based upon the Internal Revenue Code, judicial decisions, Treasury Regulations (the “Regulations”), and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the federal income tax laws.

EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER TO UNDERSTAND FULLY THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult with its own counsel regarding the acquisition of Units. See “Investment by Qualified Retirement Plans and Other Tax-Exempt Investors” below and also “ERISA Considerations.”

Classification of the Fund

The Fund expects to be classified as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Also, applying a “facts and circumstances” test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a “publicly traded partnership” taxable as a corporation.

Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member’s distributive share of the Fund’s taxable income or loss. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.

Under Section 7704 of the Code, “publicly traded partnerships” are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the “Section 7704 Regulations”) provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership’s status is examined under a general facts and circumstances test. The Fund previously received an opinion of its former tax counsel that, under this “facts and circumstances” test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations, and certain representations of the Fund, that the Units in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the IRS or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the IRS, changes in the Code, the Regulations, or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund. In addition, distributions of such income, other than in certain repurchases of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN, AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN, AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN A PORTFOLIO FUND.

Taxation of Members

As an entity taxed as a partnership, the Fund is not itself subject to federal income tax. The Fund will file an annual partnership information return with the IRS that reports the results of operations. Each Member will be required to report separately on its income tax return its share of the Fund’s net long-term capital gain or loss, net short-term capital gain or loss, and all other items of ordinary income or loss. Each Member will be taxed on its share of the Fund’s taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. Because most of the Portfolio Funds will also be treated as partnerships for Federal income tax purposes, the Fund, and therefore Members, will recognize taxable income to the extent of the Fund’s share of the taxable income of the Portfolio Funds. The Fund generally will have no power to control the timing of cash distributions by the Portfolio Funds. In addition, the Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. The amount and timing of any distributions will be determined in the sole discretion of the Board. ACCORDINGLY, IT IS LIKELY THAT A MEMBER’S SHARE OF TAXABLE

INCOME FROM THE FUND (AS WELL AS THE TAXES IMPOSED ON THAT INCOME) COULD EXCEED THE DISTRIBUTIONS, IF ANY, HE OR SHE RECEIVES FROM THE FUND. As a result, Members will be required each year to pay any applicable federal and state taxes on their respective share of the Fund’s taxable income or gains (if the Fund has any such income or gains), and any such taxes would have to paid by the Member from other sources. As discussed below, Members will be furnished with a tax information report annually stating each Member’s respective share of the Fund’s tax items.

Allocation of Profits and Losses

Under the Operating Agreement, the Fund’s net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. It is expected that the Fund’s income and gains, if any, will be primarily derived from ordinary income and short-term capital gains.

The Operating Agreement provides that items of income, deduction, gain, loss, or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Section 704 of the Code, based upon amounts of the Fund’s net capital appreciation or net capital depreciation allocated to each Member’s capital account for the current and prior fiscal years.

Under the Operating Agreement, the Fund has the discretion to allocate specially an amount of the Fund’s capital gain (including short-term capital gain) for Federal income tax purposes to a withdrawing Member to the extent that the Member’s capital account exceeds its Federal income tax basis in its partnership interest. There can be no assurance that, if the Fund makes such a special allocation, the IRS will accept such allocation. If such allocation is successfully challenged by the IRS, the Fund’s gains allocable to the remaining Members would be increased.

Distributions and Adjusted Basis

The receipt of a cash distribution from the Fund by a Member generally will not result in the recognition of gain or loss for Federal income tax purposes. However, as noted above, a Member will be taxed on its share of the Fund’s taxable income. Cash distributions in excess of a Member’s adjusted tax basis for its interest (including any distributions in connection with a repurchase of Units) will generally result in the recognition by such investor of gain in the amount of such excess.

A Member’s tax basis for its interest in the Fund will include the amount of money the Member contributed to the Fund. A Member’s tax basis will be increased by the Member’s respective share of the Fund’s taxable income and gains, and will be decreased by distributions from the Fund to the Member and by the Member’s respective share of any taxable losses.

Limitations on Losses and Deductions

It is anticipated that a portion of the Fund’s expenses, including the investment advisory fee, will be investment expenses rather than trade or business expenses, with the result that any individual who is a Member will be entitled to deduct his or her share of certain of such expenses only to the extent that such share, together with such Member’s other itemized deductions, exceeds 2% of such Member’s adjusted gross income.

In addition, a Member’s ability to deduct its share of the Fund’s losses and expenses may be limited under one or more other provisions of the Code. There can be no assurance that the Fund’s losses, if any, will produce a tax benefit in the year incurred or that such losses will be available to offset a Member’s share of income in subsequent years. Each prospective Member should consult with its own tax adviser to determine the extent to which the deduction of its share of the Fund’s losses and expenses may be limited.

Potential Foreign Investments

The Fund or the Portfolio Funds may make investments that may involve additional foreign tax issues. The tax consequences to Members depend in large part on the activities and investments of the Portfolio Funds in which the Fund invests, and such Portfolio Funds will not be controlled by the Fund. Special rules apply to U.S. Persons, such as the Fund, that invest in foreign corporations such as “passive foreign investment companies,” “controlled foreign corporations,” or “foreign personal holding companies.” These rules can result in adverse tax consequences to the Fund to the extent that the Fund invests in any such entities directly, or indirectly through Portfolio Funds.

Fund Tax Returns and Tax Information

The Fund is required to use the accrual method of accounting and uses the calendar year as its tax year for income tax purposes. Income or loss of a Portfolio Fund that is taxed as a partnership using the calendar year or a fiscal year other than the Fund’s fiscal year will be treated as if distributed to the Fund on the last day of the Portfolio Fund’s fiscal year. The Fund does not expect to receive tax information from Portfolio Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for Members to file their returns without requesting an extension of the time to file from the IRS (or state taxing agencies). Accordingly, Members should be prepared to obtain extensions of time to file their income tax returns.

The Portfolio Managers of the Portfolio Funds will not prepare income tax information returns of the Portfolio Funds in which the Fund invests, which will be prepared by management and/or independent accountants for each such Portfolio Fund. An audit of the Fund’s or a Portfolio Fund’s information return may affect the tax consequences of an investment in the Fund by a Member and may cause audits of the returns of the Member. The activities of Portfolio Funds in which the Fund invests may give rise to additional tax issues, which in turn can affect the tax results of Members in the Fund.

State and Local Taxes

In addition to the federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s activities, including investments in entities that conduct business in those jurisdictions. Members of the Fund are generally taxable in their state of residence on their share of the Fund’s income. Members of the Fund may be subject to tax in other jurisdictions depending on the Fund’s activities and/or activities of the Portfolio Funds in which the Fund invests and the laws of those jurisdictions. Additionally, Members of the Fund may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

Investment by Qualified Retirement Plans and Other Tax-Exempt Investors

Qualified pension and profit-sharing plans (including Keogh or HR-l0 Plans), IRAs, educational institutions, and other investors exempt from taxation under Code Section 501 are generally exempt from federal income tax except to the extent that they have UBTI. UBTI is income from an unrelated trade or business regularly carried on, excluding various types of investment such as dividends, interest, certain rental income, and capital gain, so long as not derived from debt-financed property. If a tax-exempt organization is a partner in a partnership that generates UBTI, the UBTI of the partnership will pass through to the organization. Any UBTI of Portfolio Funds therefore will be reported to the Fund and, in turn, its Members. In addition, income derived from debt-financed property; that is, property as to which there is “acquisition indebtedness” is UBTI. Acquisition indebtedness is the unpaid amount of any debt incurred directly or indirectly to acquire or improve the property. During the period that any acquisition indebtedness is outstanding, a pro rata share of the income from the property will generally be

UBTI based on the ratio of the average outstanding principal balance of such debt to the average basis of the property during the applicable tax year.

To the extent that the Fund incurs debt to purchase any interests in Portfolio Funds, or other assets, a portion of the Fund’s income will be UBTI. In addition, income from a Portfolio Fund in which the Fund invests will constitute UBTI to the extent that the Portfolio Fund acquired its assets with “acquisition indebtedness.” Any UBTI realized by a Portfolio Fund that is taxed as a partnership must be taken into account by the Fund and its Members and the investment adviser has no ability to control the operations of such entities. Therefore, a tax-exempt investor may be required to report a significant portion of its share of the Fund’s taxable income as UBTI and the tax-exempt investor could incur a tax liability with respect to such income at tax rates as would be applicable if the tax-exempt investor were not otherwise exempt from taxation. The Fund will attempt to obtain sufficient information from the Portfolio Funds in which it invests to determine the Fund’s share of UBTI, if any. However, there can be no assurance that the Fund will be able to obtain such information on a timely basis or that such information will be correct.

Under current law, the receipt of any amount of UBTI in a year by a charitable remainder trust will make the trust taxable on all of its income for that year (even from unrelated sources). For this reason an investment in the Fund may be unsuitable for such trusts.

The foregoing discussion is intended to apply primarily to qualified retirement plans; the UBTI of certain other exempt organizations may be computed in accordance with special rules. Prospective investors that are tax-exempt trusts should consult with their counsel and advisers as to the potential impact of the receipt of UBTI from the Fund. Tax exempt investors that are retirement plans should also consider a number of additional factors in their evaluation of a potential investment in the Fund.

Tax Shelter Regulations

The IRS has recently issued final regulations (the “Regulations”) that may require the Fund or Members to report their direct or indirect participation in certain “reportable transactions” by filing IRS Form 8886 (“Reportable Transaction Disclosure Statement”).

A “reportable transaction” includes a transaction that results in a loss claimed under Section 165 of the Code by a taxpayer (computed without taking into account offsetting income or gain items, and without regard to limitations on its deductibility) in excess of the thresholds described below, unless the transaction has been exempted from reporting by the IRS. Disclosure is required if the Fund incurs losses of at least $2 million in any single taxable year or $4 million for the taxable year the transaction is entered into and the five succeeding taxable years. Members that are individuals, S corporations, or trusts similarly are required to disclose transactions if they individually incur losses which are equal to the same thresholds. Note, however, that the annual threshold applicable to losses from a “section 988 transaction” (relating to foreign currency transactions) allocable to a Member that is an individual or trust is reduced to $50,000. For Members that are C corporations the thresholds generally will be losses of at least $10 million in any single taxable year or $20 million for the taxable year the transaction is entered into and the five succeeding taxable years.

Published guidance from the IRS has exempted certain loss transactions from the reporting requirements. A transaction will be exempt if the assets underlying the transaction have a “qualifying basis,” which includes, among others, an asset purchased for cash; provided however that each of the following remains subject to reporting requirements unless the loss generated in the transaction arises from mark to market treatment under the Code: (i) a transaction involving an asset that is, or was, part of a straddle (other than a mixed straddle), (ii) a transaction involving certain “stripped” instruments, (iii) the disposition of an interest in a pass-through entity (such as a Portfolio Fund), and (iv) a foreign currency transaction which generates an ordinary loss.

The Regulations describe several other categories of “reportable transactions” in addition to the transactions described above, including a transaction with a significant book-tax difference. This is applicable to the taxpayer which is a business entity with gross assets of $250 million or more or a reporting entity under the Exchange Act. Generally, a transaction with a significant book-tax difference is one where such a taxpayer’s treatment for U.S. federal income tax purposes of one or more items from the transaction differs by more than $10 million on a gross basis from its treatment of the item(s) for book purposes in any taxable year. Note, however, that the IRS has published guidance exempting book-tax differences that occur solely because the taxpayer marks to market its positions for book purposes but not for tax purposes.

At this time the Fund cannot predict whether any of its investments will require it or any of the Members to file a Reportable Transaction Disclosure Statement. If the Fund later determines that one or more investments require Members to file a Reportable Transaction Disclosure Statement, the Fund will provide each Member with the information required to complete and file the form. In addition, if the Fund participates in a transaction that requires reporting to the IRS, the Fund is required to maintain certain information including a list of Members and a detailed description of the Fund, its activities and the expected U.S. federal income tax consequences to Members. This information must be available to the IRS for inspection upon its written request. The Fund does not anticipate registering with the IRS as a tax shelter.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Members, the Fund, and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Member may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Members. It is the responsibility of each Member to file all appropriate tax returns that may be required. Each prospective Member is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan, or other arrangement subject to ERISA, or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the potential UBTI resulting from the investment as discussed in the “Taxes” section, and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Member of the Fund, solely as a result of the ERISA Plan investment in the Fund.

The Board will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan’s investments, are aware of and understand the Fund’s investment objective, policies, and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan, and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or one or more Portfolio Managers of Portfolio Funds in which the Fund invests, or with other entities that are affiliated with the Adviser or such Portfolio Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code, and will be required to represent that the purchase of units in the Fund is not such a prohibited transaction. ERISA Plan fiduciaries also will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Units.

ELIGIBLE INVESTORS

Each investor will be required to certify that the Units purchased are being acquired directly or indirectly for the account of an “Eligible Investor.” An “Eligible Investor” includes, among other investors, an individual who (i) has a net worth (or joint net worth with the investor’s spouse) immediately prior to the time of purchase in excess of $1 million, (ii) had an income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, or (iii) has an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account. Other categories of Eligible Investors applicable to companies and other investors are set forth in the investor certification that each investor must sign in order to invest in the Fund, a form of which appears as Appendix A to this Prospectus. In addition, Eligible Investors are required to certify that they are U.S. persons for Federal income tax purposes. Existing Members who purchase additional Units will be required to meet the Fund’s eligibility criteria at the time of the additional purchase. Any transferee of Units must satisfy the Fund’s eligibility criteria at the time of transfer. See “Transfers of Units.”

INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. It is possible that you may lose some or all of your money. Before making an investment decision, you should, among other things: (i) consider the suitability of the investment with respect to your investment objectives and personal situation; and (ii) consider other factors including your personal net worth, income, age, risk tolerance, tax situation, and liquidity needs. An investment in the Fund is unlikely to be suitable for charitable remainder trusts and may also be unsuitable for other tax-exempt organizations. See “Taxes — Investment By Qualified Retirement Plans and Other Tax-Exempt Investors” and “ERISA Considerations.” You should invest in the Fund only money that you can afford to lose, and you should not invest in the Fund money to which you will need access in the short-term or on a frequent basis. In addition, you should be aware of how the Fund’s investment strategies fit into your overall investment portfolio because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

PURCHASE OF UNITS

The Offering

Mount Yale Securities, LLC, 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437, is the distributor of the Units pursuant to the Distribution Agreement between the Fund and the Distributor. The Distributor is offering the Units in a continuous offering at net asset value, plus any applicable sales charge. See “Net Asset Valuation.” Initial and subsequent purchases are generally accepted monthly. Investments may be subject to a sales charge of up to 2.00%, subject to waivers for certain types of investors, as discussed below. The sales charge will be added to each prospective investor’s purchase amount, and will not constitute part of a Member’s capital contribution to the Fund or part of the assets of the Fund. All purchases are subject to the receipt of cleared funds two business days prior to the acceptance date. The minimum required initial purchase by each investor is $50,000 and the minimum additional investment in the Fund is $50,000.

Both initial and additional purchases of Units in the Fund may be accepted from investors at such times as the Board may determine on the terms set forth below. The Board may, in its discretion, suspend or discontinue the offering of Units at any time or permit purchases on a more frequent basis. The Board reserves the right to reject any purchase of Units in the Fund.

Except as otherwise permitted by the Board, initial and subsequent purchases of Units will be payable in cash. Each initial or subsequent purchase of Units will be payable in one installment and will be due at least two business days prior to the proposed acceptance of the purchase, although the Board may accept, in its discretion, purchases prior to its receipt of cleared funds.

Units may be purchased only from the selected broker-dealers or through the Distributor. By purchasing Units of the Fund, each new Member will be bound by all of the terms of the Operating Agreement. The Fund has the sole right to accept orders to purchase Units and reserves the right to reject any order in whole or in part. The Fund has agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act.

Methods for Purchasing Units

To make an investment in the Fund, contact your broker-dealer, other financial intermediary, or the Distributor at 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437. Accounts may be opened only through the selected broker-dealers or through the Distributor. Customers of the Distributor or of broker-dealers that have entered into selling group agreements with the Distributor or its delegate may open an account and buy Units by mailing a completed application, including complete wiring information, to: Mount Yale Opportunity Fund, LLC, c/o UMB Fund Services, Inc., Attention: Operations Manager, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233. Cash, checks, travelers checks, third party checks, or money orders will not be accepted. Units are not available in certificated form.

The minimum required initial purchase by each investor is $50,000 and the minimum additional investment in the Fund is $50,000. Please note that broker-dealers may establish higher minimum investment requirements than the Fund, and may independently charge you transaction fees and additional amounts (which may vary) in return for their services in addition to receiving a portion of the sales charge, which will reduce your return.

Sales Charge Waivers

The Distributor may, at its discretion, waive sales charges and minimum investment requirements for the purchase of Units of the Fund by or on behalf of: (i) purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor or the Adviser and any affiliates of the Distributor or the Adviser; (iii) Managers and retired Managers of the Fund (including spouses and children of Managers and retired Managers) and any affiliates thereof; (iv) purchasers who use proceeds from an account for which the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of the Fund; (v) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); (vi) investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of the Fund for (1) their own accounts or (2) the accounts of eligible clients and that charge a fee for their services; (vii) clients of such investment advisers or financial planners described in (vi) above who place trades for the clients’ own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and (viii) orders placed on behalf of other investment companies that the Distributor, the Adviser, or an affiliated company distributes. To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, Members must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. Notwithstanding any waiver, investors remain subject to the eligibility requirements set forth in this Prospectus.

GENERAL INFORMATION

Description of the Fund

The Fund is a newly formed Delaware limited liability company that was formed on May 26, 2004 and is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund’s principal office is located at 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437. The Fund’s Prospectus and SAI are available upon request and without charge by writing to Mount Yale Securities, LLC, 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437. The telephone number of the Fund is 1-952-897-5390.

Liquidating Trust

The Board may, at its discretion if determined to be in the best interests of Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of, all or a portion of, the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in expenses that the Members would bear indirectly. There are no current plans to liquidate the Fund.

ADDITIONAL INFORMATION AND SUMMARY OF THE OPERATING AGREEMENT

An investor in the Fund will be a Member of the Fund and his or her rights in the Fund will be established and governed by the Operating Agreement. An investor and his or her advisers should carefully review the Operating Agreement, as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Operating Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Operating Agreement.

Units; Members

Persons who purchase Units will be Members of the Fund. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund. The Adviser and its affiliates may, but are under no obligation to invest in the Fund, and may subscribe for Units or have their Units repurchased by the Fund without notice to Members. Any purchase or repurchase of Fund Units by the Adviser or its affiliates will occur only on the Fund’s terms and conditions as set forth in this Prospectus and the Fund’s SAI.

The Fund reserves the right to issue additional classes of Units in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Units offered in this Prospectus.

Persons to whom Units are transferred in accordance with the Operating Agreement will be Members of the Fund, subject to such person meeting any transferability requirements. The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement. By subscribing for a Unit, each Member agrees to indemnify and hold harmless the Fund, the Board, the Adviser, each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any such transfer.

Liability of Members

Under Delaware law and the Operating Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Member in accordance with the Operating Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund’s assets.

Duty of Care

The Operating Agreement provides that the Board and the Adviser (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Operating Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Board and the Adviser (including certain of its affiliates, among others) by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member’s capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Operating Agreement shall not be construed so as to limit liability or provide for indemnification of the Board and the Adviser (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Operating Agreement to the fullest extent permitted by law.

Amendment of the Operating Agreement

The Operating Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Operating Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Units repurchased by the Fund.

Term, Dissolution, and Liquidation

The Fund shall be dissolved:

•	upon the affirmative vote to dissolve the Fund by: (i) the Board; or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

•	if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member’s Units for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period), provided, however, that a Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period;

•	as required by operation of law; or

•	as set forth in the Operating Agreement.

Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled “Capital Accounts and Allocations.”

Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts owing to the Members; and (iii) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

Reports to Members

The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete federal and state income tax or information returns, along with any other tax information required by law. However, a Portfolio Manager’s delay in providing this information could delay the Fund’s preparation of tax information for investors, which will require Members to seek extensions on the time to file their tax returns, and could delay the preparation of the Fund’s annual report. Accordingly, Members should be prepared to obtain extensions of time to file their income tax returns. The Fund anticipates sending to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent monthly reports regarding the Fund’s operations during each month. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

Fiscal Year

The Fund’s fiscal and taxable year is the 12-month period ending December 31 of each year.

Independent Registered Public Accounting Firm and Legal Counsel

The Board and the Audit Committee have selected Ernst & Young LLP as the independent registered public accounting firm of the Fund. Ernst & Young LLP’s address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402-1491.

Faegre & Benson LLP, Minneapolis, Minnesota, acts as counsel to the Fund in connection with its offering of Units. Faegre & Benson LLP also acts as counsel to the Adviser and its affiliates. In connection with the Fund’s offering of Units and subsequent advice to the Fund, the Adviser and its affiliates, Faegre & Benson LLP will not be representing Members of the Fund. No independent counsel has been retained to represent Members of the Fund.

[back cover of prospectus]

Mount Yale Opportunity Fund, LLC

8000 Norman Center Drive, Suite 630

Minneapolis, MN 55437

A Management Type,

Non-Diversified, Closed-End

Investment Company

_________________

UNITS OF LIMITED LIABILITY COMPANY INTEREST

PROSPECTUS

_________________

UNTIL 90 CALENDAR DAYS AFTER THE COMMENCEMENT OF THE OFFERING, ALL DEALERS EFFECTING TRANSACTIONS IN THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF THE SELECTED BROKER-DEALERS TO DELIVER A PROSPECTUS IN CONNECTION WITH EACH SALE MADE PURSUANT TO THIS OFFERING.

ADVISER	Mount Yale Asset Management, LLC

DISTRIBUTOR	Mount Yale Securities, LLC

ADMINISTRATOR and TRANSFER AGENT	UMB Fund Services, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Ernst & Young LLP

CUSTODIAN	UMB Bank, n.a.

LEGAL COUNSEL	Faegre & Benson LLP

STATEMENT OF ADDITIONAL INFORMATION

Mount Yale Opportunity Fund, LLC

Units of Limited Liability Company Interest

        The telephone number of the Fund, including to request the Fund’s Prospectus, is 1-952-897-5390.

        Units of the Fund are sold by Mount Yale Securities, LLC (“Distributor”), the Fund’s distributor, to clients and customers (including affiliates and correspondents) of Mount Yale Asset Management, LLC (“Adviser”), the Fund’s investment adviser, and to clients and customers of other organizations. The Fund’s Prospectus, which is dated                   , 2005, provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Fund at the telephone number listed above. This SAI is not an offer of the Fund for which an investor has not received the Prospectus. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Prospectus. The financial statements for the Fund are incorporated by reference into this SAI.

        The date of this SAI and the related Prospectus is ______________________, 2005.

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ADDITIONAL INVESTMENT POLICIES

        The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is provided below. The Portfolio Funds in which the Fund invests are not subject to the Fund’s investment policies and may have different or contrary investment policies.

        Unless otherwise specified, percentage limitations shall be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund’s portfolio securities or liquidation of portfolio securities to pay expenses or fulfill repurchase requests.

FUNDAMENTAL POLICIES

Percentage Limitations

        Unless otherwise specified, percentage limitations on investments will be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund’s portfolio securities or liquidation of portfolio securities to fulfill repurchase requests (which the Board has, in its sole discretion, authorized) or to pay expenses. The Fund’s stated fundamental policies, listed below, may not be changed without a majority vote of Members, which means the lesser of: (i) 67% of the Units present at a meeting at which holders of more than 50% of the outstanding Units are present in person or by proxy; or (ii) more than 50% of the outstanding Units. No other policy, including the Fund’s investment objective, is a fundamental policy of the Fund, except as expressly stated. Within the limits of the Fund’s fundamental policies, the Fund’s management has reserved freedom of action. The Fund:

(1)	May borrow money or issue any senior security, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)	May not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Portfolio Funds are not considered part of any industry. The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries.

(3)	May not act as underwriter of securities of other issuers, except that to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(4)	May not purchase or sell real estate, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(5)	May make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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(6)	May not purchase or sell physical commodities and commodity contracts, except that the Fund may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase and sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

        The Fund’s investment policies and restrictions do not apply to the activities and transactions of the Portfolio Funds in which the assets of the Fund are invested, but will apply to investments made by the Fund directly (or any account consisting solely of Fund assets).

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS OF THE FUND AND RELATED RISKS

        Temporary Defensive Positions.   In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, securities of money market funds, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. cash equivalents. These investments may result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.

        Repurchase Agreements.   The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund’s repurchase agreements will at all times be fully collateralized.

        Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller’s repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such an event, the Fund may incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, the Fund may be subject to possible delays or restrictions on its ability to dispose of the underlying securities. Repurchase agreements are typically entered into for periods of one week or less. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

        Reverse Repurchase Agreements.   The Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage that may also increase the volatility of the investment portfolios of the Portfolio Funds.

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        Illiquid Securities.   The Fund may invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the “1933 Act”)) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act. There is no limit to the percentage of the Fund’s net assets that may be invested in illiquid securities. The Board or its delegate may determine that securities issued pursuant to Rule 144A under the 1933 Act are marketable under procedures approved by the Board.

        The Fund’s investments in the Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund will typically have only limited rights to withdraw its investment in the Portfolio Funds. The illiquidity of these interests may adversely affect the Fund if it sold such interests at an inopportune time.

        Foreign Securities.   The Fund may invest in direct or indirect instruments in foreign securities, including securities of offshore Portfolio Funds. Offshore Portfolio Funds may be subject to special risks as foreign entities or as entities subject to foreign jurisdictions, including risks due to economic, political, or regulatory change.

        Payment in Kind for Repurchased Units.   The Fund does not expect to distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not requesting that their Units be repurchased, or that the Fund has received distributions from Portfolio Funds in the form of securities that are transferable to the Members. In the event that the Fund makes such a distribution of securities as payment for Units, Members will bear any risks of the distributed securities (see “Additional Information on Investment Techniques of Portfolio Funds and Related Risks” below) and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

        Suspension of Offerings.   Any offering of Units may be suspended, in the Board’s sole and absolute discretion, to the extent required for purposes of compliance with the securities laws or in response to market conditions in the securities markets or otherwise.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF PORTFOLIO FUNDS AND RELATED RISKS

        This section provides additional information about types of investments and investment techniques of Portfolio Funds in which the Fund invests. Some or all of the Portfolio Funds may make the investments described in this section. As there is no limit on the types of investments the Portfolio Funds may make, however, this cannot be a comprehensive description. Any decision to invest in this Fund should take into account the possibility that the Portfolio Funds may make virtually any kind of investment, and be subject to related risks, which can be substantial.

        Equity Securities.   A Portfolio Fund’s portfolio may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. A Portfolio Fund also may invest in depositary receipts relating to foreign securities. Some of the specific risks related to investments in foreign securities, depositary receipts relating to foreign securities, or foreign currency transactions are described below in this section under the sub-heading “Foreign Securities” or “Foreign Currency Transactions.” Equity securities fluctuate in value, often based on factors unrelated to the issuer of the securities.

        A Portfolio Fund may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly

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traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small, inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. These may also trade in the over the counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

        Common Stocks.   Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

        Preferred Stocks.   Preferred stock generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

        Convertible Securities.   Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a specified period of time at a specified price or based on a specified formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

        The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

        A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio Fund is called for

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redemption, the Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

        Fixed Income Securities.   A Portfolio Fund may invest in fixed income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

        Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

        A Portfolio Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined to be of comparable quality. Non-investment grade debt securities (commonly referred to as “junk bonds”) are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. For a description of debt ratings, see Appendix A. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Non-investment grade debt securities generally offer a higher yield than available from investment grade issues, but involve greater risk. The returns of non-investment grade debt securities are also subject to: (i) adverse changes in general economic conditions; (ii) changes in the financial condition of their issuers; (iii) changes in interest rates; and (iv) changes in market liquidity. During periods of economic downturns or rising interest rates, issuers of securities rated below investment grade or comparable unrated securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

        Foreign Securities.   A Portfolio Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through ADRs, European Depositary Receipts (“EDRs”), or Global Depositary Receipts (“GDRs”) (collectively, “depositary receipts”) in other securities of foreign issuers. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on U.S. exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States.

        Investment income received by a Portfolio Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Portfolio Fund’s assets to be invested within various countries is not known.

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        Foreign Currency Transactions.   A forward foreign currency exchange contract (“forward currency contract”) is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Portfolio Fund might typically enter into forward currency contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

        A Portfolio Fund may enter into a forward currency contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case, the forward currency contract would approximate the value of some or all of the Portfolio Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward currency contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward currency contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward currency contract, a Portfolio Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

        Because it is impossible to forecast with absolute precision the market value of securities at the expiration of the forward currency contract, it may be necessary for a Portfolio Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio Fund is obligated to deliver. If a Portfolio Fund retains the portfolio security and engages in offsetting transactions, the Portfolio Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio Fund entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio Fund will suffer a loss to the extent the price of the currency they have agreed to purchase exceeds the price of the currency it has agreed to sell. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities, but rather establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, they tend to limit any potential gain that might result from an increase in the value of that currency. The cost of currency conversion may adversely affect a Portfolio Fund’s returns. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio Fund at one rate, while offering a lesser rate of exchange should the Portfolio Fund desire to resell that currency to the dealer.

        Short Sales.   A Portfolio Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities, or take advantage of an anticipated market decline, through short sales of securities that the Portfolio Fund believes possess volatility characteristics similar to those being hedged. In addition, a Portfolio Fund may use short sales for non-hedging purposes to pursue its investment objective. For example, a Portfolio Fund may “short” a security of a company if, in its Portfolio Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth. Certain Portfolio Funds may consider short selling to be a significant part of their investment strategy.

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        To effect a short sale, a Portfolio Fund would borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Portfolio Fund’s portfolio, which, in turn, could result in losses to the Fund. A short sale of a security involves the risk of an unlimited increase in the market price of the security that could result in an inability to cover the short position, and thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

        A Portfolio Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. The Portfolio Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against-the-box.

        Derivatives.   A Portfolio Fund may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity, or other asset. The Portfolio Manager of a Portfolio Fund may decide not to employ any of these strategies, and there is no assurance that any derivatives strategy used by the Portfolio Fund will succeed, or that a particular hedging instrument will be available for use by the Portfolio Fund.

        Options and Futures.   A Portfolio Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Fund also may include options on baskets of specific securities.

        A Portfolio Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes the Portfolio Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund’s books or with the Portfolio Fund’s custodian or prime broker (or similar arrangement) to fulfill the obligation undertaken. The sale of such an option exposes the Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

        A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an

7

option, the Portfolio Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased, although the Portfolio Fund would be entitled to exercise the option should it deem it advantageous to do so.

        A Portfolio Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

        Engaging in these transactions involves risk of loss to the Portfolio Fund that could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Fund to substantial losses, which may result in losses to the Fund.

        Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

        The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which a Portfolio Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Portfolio Fund also is subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

        A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. A single stock future obligates a Portfolio Fund to purchase or sell an amount of a specified equity security at a future date at a specific price, or to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the stock at the opening of trading on the next business day. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

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        Call and Put Options on Securities Indices.   A Portfolio Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject to its Portfolio Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

        Rights and Warrants.   A Portfolio Fund may invest in common stock rights and warrants believed by the Portfolio Manager to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable a Portfolio Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Portfolio Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

        Bank Loans and Participations.   A Portfolio Fund may invest, directly or through a private Portfolio Fund, in bank loans or participations in bank loans (collectively, “bank loans”), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an “over-the-counter” market.

        Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer’s shareholders. However, in the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, a Portfolio Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any.

        Although a Portfolio Fund may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to the Portfolio Fund’s investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Portfolio Fund will be subject to the risk that this stock may decline in value, be

9

relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on bank loans held by a Portfolio Fund, the Portfolio Fund could experience a reduction in its income, and would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in its net asset value or the amount of its distributions, which may adversely affect the performance of the Fund. A Portfolio Fund may invest in uncollateralized bank loans, which may involve a greater risk of loss.

        The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that a Portfolio Fund’s investment is in a bank loan acquired from another lender, the Portfolio Fund may be subject to certain credit risks with respect to that lender. Further, there is no assurance that the liquidation of the collateral (if any) underlying a bank loan would satisfy the issuer’s obligation to the Portfolio Fund in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Portfolio Fund may invest. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by a Portfolio Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

        Swaps.   A Portfolio Fund may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped”between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

        Interest Rate Swap.   A Portfolio Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

        Equity Index Swaps.   A Portfolio Fund may enter into equity index swaps. Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A Portfolio Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

        Currency Swaps.   A Portfolio Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, a Portfolio Fund would expect to achieve an acceptable degree of correlation between its portfolio investments and their currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for

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another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its Portfolio Manager is incorrect in its forecasts of market values and currency exchange rates, the Portfolio Fund’s performance will be adversely affected. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

        Total Return Swaps.   A Portfolio Fund may invest in total return swaps with appropriate counterparties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

        Certain swap agreements into which a Portfolio Fund enters may require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Portfolio Fund’s current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, the Portfolio Fund’s risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

        Distressed Credits.   A Portfolio Fund may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the Bankruptcy Court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

MANAGERS AND OFFICERS

        The Board of the Fund has overall responsibility to manage and control the business operations of the Fund on behalf of its Members. At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (“Independent Managers”). Subject to the provisions of the Operating Agreement and Delaware law, the Managers have all powers necessary and convenient to carry out this responsibility.

        The Managers and officers of the Fund, their addresses, their dates of birth, and descriptions of their principal occupations during the past five years are listed below.

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Name, Address and DOB	Position(s) held with Fund	Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Manager

Independent Managers

Jeffrey P. Greiner (9/30/52) c/o Mount Yale Opportunity Fund, LLC 8000 Norman Center Drive, Suite 630 Minneapolis, MN 55437	Manager	Since inception	Private Investor; Group Head at RBC Capital Markets until 2004	Director, YMCA of Metropolitan Minneapolis; Director, Minnesota Orchestral Association; Chairman, Beta Theta Pi Foundation; Board of Governors, Minneapolis Club

Peter Stafford MacDonald (1/30/58) c/o Mount Yale Opportunity Fund, LLC 8000 Norman Center Drive, Suite 630 Minneapolis, MN 55437	Manager	Since inception	President of MacDonald & Co.	None.

William R. Rohlf (2/28/57) c/o Mount Yale Opportunity Fund, LLC 8000 Norman Center Drive, Suite 630 Minneapolis, MN 55437	Manager	Since inception	General Sales Manager at Foremost Business Systems, Inc.; National Educational Consultant at EMC Publishing, Inc. until 2003; Sales Consultant at Wamnet, Inc. until 2002; Internet Sales Manager and Outside Sales Consultant at Qwest Communications until 2001	None.

Managers who are “Interested Persons”[3]

John L. Sabre (8/19/57) c/o Mount Yale Opportunity Fund, LLC 8000 Norman Center Drive, Suite 630 Minneapolis, MN 55437	Manager, Chief Executive Officer and President	Since inception	Chairman of Mount Yale Capital Group, LLC; Chief Executive Officer and Senior Managing Partner of Mount Yale Portfolio Advisors, LLC; Manager at Dalton Capital, LLC until 2003; Senior Managing Director at Bear Stearns, Inc. until 2001	Manager, Dalton Capital, LLC

_________________

[1]	Each Manager serves for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

[2]	The Fund commenced operations on **[ , ].

[3]	Mr. John L. Sabre is an “Interested Person” under Section 2(a)(19) of the 1940 Act of the Fund. Mr. Sabre is the Chairman of Mount Yale Capital Group and the CEO and Senior Managing Partner of Mount Yale Portfolio Advisors. Mr. John L. Sabre is the brother of fund officer Mr. Michael J. Sabre.

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Fund Officers

Name, Address and DOB	Position(s) held with Fund	Since	Principal Occupation(s) During Past Five Years
Greg D. Anderson (4/1/59) c/o Mount Yale Opportunity Fund, LLC 8000 Norman Center Drive, Suite 630 Minneapolis, MN 55437	Vice President, Investments	Inception	Mount Yale Asset Management, LLC, Denver, CO, investment advisory; Manager, 1999 to present.
Mount Yale Portfolio Advisors, LLC, Denver, CO; investment advisory; Chief Investment Officer, 2003 to present.
Mount Yale Capital Group, Denver, CO; financial services holding company, Principal, 2003 to present.
Mount Yale International Ltd., Grand Cayman, Cayman Islands; investment advisory; Managing Partner, 2003 to present.
Mount Yale Securities, LLC, Denver, CO; brokerage firm; Financial Operations Principal, 2003 to present.
Investment Consulting Group, LLC, Denver, CO; investment advisory; Managing Director, 1998 to 2003.

Roger Bowden (12/29/60) c/o Mount Yale Opportunity Fund, LLC 8000 Norman Center Drive, Suite 630 Minneapolis, MN 55437	Vice President, Investments	Inception	Mount Yale Asset Management, LLC, Denver, CO, investment advisor; Manager, 1999 to present
Mount Yale Portfolio Advisors, LLC, Denver, CO, investment advisory; President, 2003 to present.
Mount Yale Capital Group, Denver, CO; financial services holding company, Principal, 2003 to present.
Mount Yale International, Ltd., Grand Cayman, Cayman Islands; investment advisory; Managing Partner, 2003 to present.
Mount Yale Securities, LLC, Denver, CO; brokerage firm; General Operations Principal, 2003 to present.
Investment Consulting Group, LLC, Denver, CO; investment advisory; Managing Director, 1998 to 2003.

Michael J. Sabre (8/1/59)* c/o Mount Yale Opportunity Fund, LLC 8000 Norman Center Drive, Suite 630 Minneapolis, MN 55437	Treasurer, Secretary, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Inception	Mount Yale Asset Management, LLC, Minneapolis, MN; investment advisory; CFO and CCO, 2005 to present
Mount Yale Portfolio Advisors, LLC, Minneapolis, MN, investment advisory; CFO and CCO, 2005 to present.
Consultant providing CCO and CFO services to Mount Yale Portfolio Advisors, LLC, Minneapolis, MN; investment advisory; 2004.
Consultant providing CCO and CFO services to Mount Yale Asset Management, LLC, Minneapolis, MN, investment advisory; 2004.
Capital Management Partners, Minneapolis, MN; Private Financial Advisory Firm, Partner 1992 to 2004.

*Mr. Michael J. Sabre is the brother of Manager Mr. John L. Sabre.

Portfolio Managers

        Greg D. Anderson, Roger Bowden, and John Sabre serve on the Adviser’s Investment Committee and are jointly responsible for the management of all of the Adviser’s client accounts. Information concerning the Adviser’s client accounts as of April 30, 2005 is set forth below.

Categories of Accounts	Total Number of Account in the Category	Performance-based Fee	Total Assets of the Accounts in the Category (000'S)

Registered Investment Companies*	1	No	101

Other Pooled Investment Vehicles	2	Yes	88,904

Other Accounts	4	Yes	39,012

* This includes the Fund.

        Ownership of Securities.   As of April 30, 2005, The Dalton Trust provided the Fund’s seed money and as a result owns shares of the Fund worth $100,001 to $500,000. Portfolio manager John Sabre is the sole beneficiary of The Dalton Trust.

        Material Conflicts of Interest.   It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. For example, the portfolio managers are all also founders, and employees of the Adviser’s affiliate, Mount Yale Portfolio Advisors, LLC as well as members and shareholders of the holding company for both the Adviser and MYPA, Mount Yale Capital Group, LLC. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Adviser. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Adviser strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. The Adviser has adopted investment allocation procedures designed to ensure that all client accounts are treated fairly and equitably over time.

        Compensation Structure.   None of the portfolio managers are directly compensated based on the investment performance of any client accounts, including the Fund. The portfolio managers are also principals of the Adviser and its affiliate MYPA, and own 100% of MYCG’s capital stock. As a result, as of April 30, 2005, portfolio manager compensation has two primary components: (1) a return of capital and (2) an annual cash payment based on the financial performance of the Adviser and its affiliates as reflected at the MYCG level. Such annual cash payment is determined solely in the discretion of the portfolio managers in their capacities as owners of MYCG. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all employees.

Committees of the Board

        The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. The Audit Committee will recommend the selection, retention, or termination of the Fund’s auditors, evaluates their independence, and reviews their fees. The Audit Committee currently consists of each of the Fund’s Independent Managers. During the Fund’s fiscal year ended December 31, 2004, the Audit Committee did not hold any meetings.

        The Board has formed a Nominating Committee. The Nominating Committee has the power to nominate managers of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, and to nominate officers of the Fund and appoint officers of the Fund to serve until the next meeting of the Board succeeding such action. The Committee currently consists of each of the Fund’s Independent Managers. The Nominating Committee does not currently have a policy regarding whether it will

13

consider nominees recommended by unitholders. During the Fund’s fiscal year ended December 31, 2004, the Nominating Committee did not hold any meetings.

        All actions taken by a committee of the Board will be recorded and reported to the full Board at their next meeting following such actions.

Manager Ownership of Securities

The dollar range of equity securities beneficially or directly owned by each Manager is set forth below.4

Name of Manager	Dollar Range of Equity Securities in the Fund as of December 31, 2004(a)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Manager in Family of Investment Companies as of December 31, 2004](a)

Independent Managers

Jeffrey P. Greiner	None	None

Peter Stafford MacDonald	None	None

William R. Rohlf	None	None

Managers who are "Interested Persons"

John L. Sabre	Over $100,000	Over $100,000

Independent Manager Ownership of Securities

        The table below provides information regarding the ownership by each Independent Manager (and his immediate family members) of securities of the Adviser or the Distributor, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or the Distributor (not including registered investment companies), as of December 31, 2004.

Name of Manager	Name of Owners and Relationship to Manager	Company	Title of Class	Value of Securities	Percentage of Class

Independent Managers

Jeffrey P. Greiner	N/A	N/A	N/A	$0	N/A

Peter Stafford MacDonald	N/A	N/A	N/A	$0	N/A

William R. Rohlf	N/A	N/A	N/A	$0	N/A

_________________

[4]	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

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Manager Compensation

        The Fund pays each Independent Manager a fee of $5,000 per Board meeting. In addition, the Fund reimburses each of the Independent Managers for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Managers of the Fund receive no compensation.

        The following table summarizes the compensation paid to the Managers of the Fund, including Committee fees, for the period December 31, 2003 through December 31, 2004.

NAME OF MANAGER	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND PAID TO MANAGER

Jeffrey P. Greiner	$0	N/A	N/A	$0

Peter Stafford MacDonald	$0	N/A	N/A	$0

William R. Rohlf	$0	N/A	N/A	$0

John L. Sabre[5]	N/A	N/A	N/A	N/A

LIQUIDITY REQUIREMENTS

        The Fund’s portfolio is not subject to any minimum liquidity requirement.

CODE OF ETHICS

        The Fund, the Adviser, and the Distributor each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC’s website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

        The Adviser’s code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code’s pre-clearance requirements and other restrictions including “blackout periods” and minimum holding periods, subject to limited exceptions. The code of ethics prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements.

_________________

[5]	“Interested person” as defined in the 1940 Act of the Fund. Interested persons who are employees of the Adviser and any of its affiliates and who serve as Managers do not receive compensation from the Fund.

15

PERFORMANCE INFORMATION

        Advertisements and sales literature relating to the Fund as well as reports to Members may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods also may be used to portray the Fund’s investment performance.

        The Fund’s performance results will vary from time to time, and past results are not necessarily indicative of future investment results.

        Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices and indices, including but not limited to the Standard & Poor’s 500, the Russell 2000, or other lesser known indices (including indices of other pooled investment vehicles investing in hedge funds and private equity venture and buyout funds), such as Hedge Fund Research Inc.‘s HFRI Equity Hedge Index, or Venture Economics’ U.S. Private Equity Performance Index. Comparisons also may be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

        The Adviser.   Under an investment advisory agreement (the “Investment Advisory Agreement”) with the Fund, the Adviser, a registered investment adviser, provides supervisory and administrative services to the Fund, including supervision of the Fund’s investment program. The Adviser’s address is 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437. As the Fund’s investment adviser, the Adviser makes the Fund’s investment decisions. The Adviser buys and sells securities for the Fund and conducts the research that leads to purchase and sale decisions. As necessary, the Adviser will also be responsible for selecting brokers and dealers and negotiating brokerage commissions and dealer charges or other transaction costs.

        The Adviser was formed in 1998 and is registered as an investment adviser under the SEC, as a commodity pool operator and a commodity trading advisor with The Commodity Futures Trading Commission, and is a member of the National Futures Association. The Adviser is an affiliate of Mount Yale Portfolio Advisors, LLC, an investment advisory firm in Minneapolis, Minnesota that is registered as an investment adviser with the SEC and that advises high net worth and institutional clients. The managers of the Advisers are founders and full-time employees of Mount Yale Portfolio Advisors, LLC, which also serves as the administrator to the Fund.

        The Adviser and its affiliates serve as investment adviser to other private investment funds that utilize investment programs similar to that of the Fund, and the Adviser and/or its affiliates may in the future serve as investment adviser or general partner of other registered and/or private investment companies with similar investment programs.

        Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Advisory Agreement.

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        The Investment Advisory Agreement.   The Investment Advisory Agreement provides that the Adviser will provide (either directly or through its delegate) portfolio management services, place portfolio transactions in accordance with the Fund’s registration statement, assist the Fund generally in the conduct of its business, maintain or cause to be maintained necessary books and records of the Fund, furnish office space for the Fund’s officers and employees, and render services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund’s operating as a closed-end investment company. Subject to the Board’s oversight, the Adviser has agreed, among other things, to: make investment decisions and provide a program of continuous investment management for the Fund; prepare, obtain, evaluate, and make available to the Fund research and statistical data; obtain and evaluate information and advice relating to the economy, securities markets, and securities; buy, retain, and sell investments, securities, and cash; purchase and redeem securities of Portfolio Funds; select brokers or dealers to execute transactions; provide on an ongoing evaluation of the Fund’s portfolio; determine or recommend the extent to which the Fund’s portfolio shall be invested, and what portion, if any, should be held uninvested; and maintain or cause to be maintained for the Fund all books, records, reports, and any other information required under the 1940 Act, to the extent that such books, records, and reports, and other information are not maintained or furnished by another service provider of the Fund.

        Under the Investment Advisory Agreement, the Fund is responsible for other expenses, including fees payable to the Adviser and to any consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage, and other communications expenses; taxes and governmental fees; fees, dues, and expenses incurred by the Fund or with respect to the Fund in connection with membership in investment company trade organizations; costs of insurance relating to fidelity coverage for the Fund’s officers and employees; fees and expenses of the Fund’s administrator and any custodian, subcustodian, transfer agent, and registrar, or distribution disbursing agent or any other agent of the Fund; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any; expenses of preparing certificates and other expenses in connection with the issuance, offering, distribution, sale, or underwriting of Units issued by the Fund; expenses of registering or qualifying Units for sale; expenses relating to investor and public relations; freight, insurance, and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of preparing and distributing prospectuses, SAIs, reports, notices, and distributions to Members; costs of stationery; costs of Members’ and other meetings; and litigation expenses.

        The Adviser is responsible for the payment of the compensation and expenses of all Managers, officers, and executive employees of the Fund (including the Fund’s interest of payroll taxes, if any) affiliated with the Adviser and making available, without expense to the Fund, the services of such Managers, officers, and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law, except that the Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of its Independent Managers.

        The Investment Advisory Agreement further provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement. The Investment Advisory Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Adviser, will be allocated by the Adviser in an fair and equitable manner.

        The Fund pays an asset based fee to the Adviser for its management services at an annual rate of 2.00% of the Fund’s month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units. The fee is accrued monthly and paid monthly.

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        The Investment Advisory Agreement remains in effect until April 25, 2006 , and will continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund’s Board who are not parties to the Investment Advisory Agreement or interested persons of any party to the Investment Advisory Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the Fund.

        In considering the Investment Advisory Agreement, the Board considered several factors they believed, in light of the legal advice furnished to them by counsel and their own business judgment, to be relevant. The factors considered by the Board in reviewing the Investment Advisory Agreement included, but were not limited to the following: (i) the nature and quality of the services to be provided by the Adviser; (ii) the fairness of the compensation under the Investment Advisory Agreement in light of the services to be provided; (iii) the personnel, operations, financial condition, and investment management capabilities, methodologies, and performance of the Adviser; and (iv) the expenses to be borne by Members. In reviewing these factors, the Board considered, among other things: comparative data and other factors bearing on the quality of the services to be provided to the Fund and the cost to Members; factors relating to the Fund’s investments in Portfolio Funds; and the fact that the Fund is a closed-end fund that may periodically repurchase Units from Members. Based upon its review, the Board has determined that the Investment Advisory Agreement is in the interest of the Fund and its Members. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board, including the unanimous vote of the Independent Managers, approved the Investment Advisory Agreement.

        The Investment Advisory Agreement may be terminated at any time without penalty, on 60 days’ written notice, by the Fund’s Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Investment Advisory Agreement will automatically be terminated in the event of its assignment, as defined in the 1940 Act, provided that an assignment to a corporate successor to all or substantially all of the Adviser’s business or to a wholly owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Adviser’s business will not be deemed to be an assignment for the purposes of the Investment Advisory Agreement.

CONTROL PERSONS

        As of May 31, 2005 (based on the Fund’s net asset value (“NAV”)), The Dalton Trust beneficially owned 100% of the outstanding Units. John L. Sabre is the sole beneficiary of the trust. Accordingly, as of that date, John L. Sabre, 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437, may be deemed to “control” the Fund as that term is defined in the 1940 Act, because Units held by The Dalton Trust constituted more than 25% of the outstanding Units. It is anticipated that immediately after the public offering, there will be no control person as defined in the 1940 Act.

        As of May 31, 2005 (based on the Fund’s NAV), the Managers and officers of the Fund, as a group, owned 100% of the outstanding Units.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Ernst & Young LLP, whose principal business address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402-1491, has been selected as the independent registered public accounting firm for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

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        The Fund will furnish, without charge, a copy of its Annual and Semi-Annual Reports to Members upon request to the Fund. Members may write to Mount Yale Securities, LLC at 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437, or call Mount Yale Securities, LLC at 1-952-897-5390.

CUSTODIAN AND ADMINISTRATOR

         UMB Bank, n.a. (“Custodian”), whose principal business address is 928 Grand Boulevard, Kansas City, Missouri 64106 , serves as the custodian of the Fund’s assets pursuant to a custodian services agreement with the Fund, under which the Custodian, among other things: opens and maintains separate accounts in the Fund’s name; makes cash payments from the accounts for purposes set forth in the agreement; holds securities in accounts; releases and delivers or exchanges securities owned by the Fund as set forth in the agreement; collects and receives for the account of the Fund all income, property, and similar items; settles purchased securities upon receipt; and furnishes to the Fund periodic and special reports, statements, and other information.

         UMB Fund Services, Inc. (the “Administrator) provides various administrative services to the Fund, including Fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to the approval of the Fund, accepting subscriptions for Units and accepting payment therefore; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund. The Fund pays the Administrator an annual fee (paid monthly) in an amount equal to a maximum of 0.12%, per annum, of the average net assets of the Fund, subject to an annual minimum fee of $37,500 during the first year during which the contract is effective, $56,250 during the second year during which the contract is effective and a yearly minimum fee of $75,000 for each year thereafter (the “Administrative Fee”). In addition, the Fund pays the Administrator for certain out-of-pocket expenses and other miscellaneous services.

DISTRIBUTOR

        The Distributor, Mount Yale Securities, LLC, 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437, will act as distributor of the Units during the continuous offering of the Units pursuant to the Distribution Agreement. Pursuant to the Distribution Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund will assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Distribution Agreement. The Fund will pay (or will enter into arrangements providing that others will pay), among other things: (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund’s prospectus, SAI, and any other sales material (and any supplements or amendments thereto).

        The Distribution Agreement continues in effect for one year from the date of its execution and from year to year thereafter, so long as such continuance is approved at least annually by a vote of the Board, including the Independent Managers who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement may be terminated at any time without the payment of any penalty on sixty days’ written notice by the Distributor or by the Fund by (i) a vote of a majority of the Board, and a majority of the Independent Managers who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. The Distribution Agreement will automatically be terminated in the event of its assignment, as defined in the 1940 Act, provided that an assignment to a corporate successor to all or substantially all of the Distributor’s business or to a wholly owned

19

subsidiary of such corporate successor which does not result in a change of actual control or management of the Distributor’s business will not be deemed to be an assignment for the purposes of the Distribution Agreement.

        The Adviser may make cash payments, out of its own assets and at no cost to the Fund, to certain financial advisers (the term "financial adviser" includes any broker, dealer, bank, registered investment adviser, financial planner, and any other institution having an agreement with the adviser or its affiliates) which sell or arrange for the sale of shares of the Fund or who otherwise provide marketing support services. This compensation is not reflected in the fees and expenses listed in the fee table section of the prospectus. Marketing support services may include educating financial adviser personnel about the Fund, placement on the financial adviser's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the financial adviser. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, the Adviser and its affiliates may pay or allow other promotional incentives or payments to financial advisers.

        As of the date of this SAI, the financial advisers to which the Adviser anticipates making these sorts of payments are as follows: Lincoln Financial Advisors Corp. An investor's financial adviser may charge additional fees or commissions other than those disclosed in this prospectus. Because different funds (and their advisers or distributors) may pay financial advisers different amounts in connection with services provided to the funds, financial advisers and their personnel may have financial or other incentives for recommending one fund over another. An investor should consult with its financial adviser about any payments it receives from the Adviser or its affiliates and review carefully any disclosure the financial adviser provides.

EXPENSE LIMITATION AGREEMENT

        The Adviser has contractually agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the Fund’s annualized expenses will not exceed 3.00% (“Expense Limitation Agreement”). The Expense Limitation Agreement will automatically renew for one-year terms unless (i) the Adviser provides written notice to the Fund of the termination of the agreement at least thirty (30) days’ prior to the end of the then-current term, (ii) the Fund, without payment of any penalty, provides written notice to the Adviser of the termination of the agreement at least thirty (30) days’ prior to the end of the then-current term, or (iii) the Investment Advisory Agreement terminates.

CALCULATION OF FEES

        If, consistent with the provisions of the Operating Agreement and the Fund’s currently effective registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund’s net asset value, such fee will be computed on the basis of the value of the Fund’s net assets as last calculated.

LEGAL COUNSEL

         Faegre & Benson LLP, Minneapolis, Minnesota, acts as counsel to the Fund in connection with its offering of Units. Faegre & Benson LLP also acts as counsel to the Adviser and its affiliates. In connection with the Fund’s offering of Units and subsequent advice to the Fund, the Adviser and its affiliates, Faegre & Benson LLP will not be representing Members of the Fund. No independent counsel has been retained to represent Members of the Fund.

PORTFOLIO TRANSACTIONS

        The Fund anticipates that many of its transactions will be effected directly with Portfolio Funds and such transactions may not be subject to brokerage commissions. In some instances, however, the Fund may incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions or fees payable to Portfolio Funds or parties acting on behalf of or at the direction of Portfolio Funds. Portfolio transaction orders may be directed to any broker, including, to the extent and in the manner permitted by applicable law, the Distributor or its affiliates, and other affiliates of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

        The Fund invests substantially all of its assets in the securities of Portfolio Funds, which are privately placed investment vehicles, typically referred to as “hedge funds.” These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Adviser and/or the Fund may receive notices from the Portfolio Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Portfolio Fund’s limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Fund receives notices or proxies from Portfolio Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to the Adviser, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Fund’s best economic

20

interests. The Adviser has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Adviser and its affiliates, including the Fund’s principal underwriter.

        The Policies describe the way in which the Adviser resolves conflicts of interest. In situations where the Adviser perceives a material conflict of interest involving it or any of its affiliates, the Adviser may disclose the conflict to the relevant advisory clients and obtain their consent before voting; defer to the voting recommendation of the relevant advisory clients or an independent third party provider of proxy services; send the proxy directly to the relevant advisory clients for a voting decision; vote the proxy based on the voting guidelines set forth in these Proxy Voting Policies if the application of the guidelines to the matter presented involved little discretion on the part of the Adviser; or take such other action in good faith (after consultation with counsel) which would protect the interest of advisory clients.

        If the Adviser departs from the Policies with respect to a particular proxy or if Policies do not specifically address a certain proxy proposal, a committee established by the Adviser will vote the proxy. Before voting any such proxy, however, the Investment Committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than two voting members remaining, the Adviser will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

        Under certain circumstances, the Adviser may not be able to vote proxies or may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Adviser may not vote proxies on certain foreign securities local restrictions or customs. The Adviser generally does not vote proxies on securities subject to share blocking restrictions.

        The Fund will be required to file new Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, the Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1-952-897-5390, or (ii) by visiting the SEC’s website at www.sec.gov.

PRIVACY STATEMENT

        This privacy statement is issued by the Fund, the Adviser, and their affiliates. The Fund and the Adviser consider privacy to be fundamental to investor relationships and adhere to the policies and procedures described below to protect current and former investors’ nonpublic personal information. The Fund and the Adviser do not disclose nonpublic personal information about investors or former investors to third parties other than as described herein. The Fund and the Adviser never sell investor lists or individual investor information. Internal policies are in place to protect confidentiality, while allowing investor needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access investor information.

        The Fund and the Adviser maintain physical, electronic, and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with the Fund and the Adviser, including the Internet.

        In the normal course of business, investors give the Fund and the Adviser nonpublic personal information on subscription documents and other forms, on websites, and through transactions with affiliates of the Adviser. The Fund and the Adviser collect information about investors (such as name, address, taxpayer identification number, assets, and income) and the investors’ transactions with the Fund and the Adviser and their respective affiliates (such as investments, performances, and account balances).

        To enable the Fund and the Adviser to serve investors, information may be shared with affiliates and third parties that perform various services for the Fund and the Adviser, such as transfer agents, lawyers, custodians, administrators, and broker-dealers. This shared information includes identification information (e.g., name and address), transaction and experience information (e.g., account balance), and other information necessary to accomplish transactions. This information may be shared with affiliates or with other parties only as permissible by law. Any organization receiving client information may only use it for the purpose designated by the Adviser or its affiliates.

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FINANCIAL STATEMENTS
MOUNT YALE OPPORTUNITY FUND, LLC

Mount Yale Opportunity Fund, LLC

Statement of Assets, Liabilities, and Members’ Capital

December 31, 2004

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Report of Independent Registered Public Accounting Firm

The Board of Managers
Mount Yale Opportunity Fund, LLC

We have audited the accompanying statement of assets, liabilities, and members’ capital of Mount Yale Opportunity Fund, LLC (the Fund) as of December 31, 2004. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the acounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mount Yale Opportunity Fund, LLC at December 31, 2004, in conformity with U.S. generally accepted accounting principles.

January 26, 2005

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Mount Yale Opportunity Fund, LLC

Statement of Assets, Liabilities, and Members’ Capital

December 31, 2004
(Stated in United States Dollars)

Assets
Cash	$101,372

Total assets	$101,372

Members’ capital
Capital contributions	$100,000
Allocation of net income	1,372

Total members’ capital	$101,372

See accompanying notes.

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Mount Yale Opportunity Fund, LLC

Notes to Financial Statements

December 31, 2004

1.	Organization

Mount Yale Opportunity Fund, LLC (the Company) is a Delaware limited liability company formed on May 26, 2004, that is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end, management investment company.

Mount Yale Asset Management, LLC (the Advisor) serves as the investment advisor of the Company. The Advisor was formed in 1999 and is registered as an investment advisor with the Securities and Exchange Commission (SEC), as a commodity pool operator and a commodity trading advisor with The Commodity Futures Trading Commission, and is a member of the National Futures Association. The Advisor is an affiliate of Mount Yale Portfolio Advisors, LLC (MYPA), an investment advisory firm in Minneapolis, Minnesota that is registered as an investment advisor with the SEC and that advises high net worth and institutional clients. MYPA (the Administrator) also provides various administration services to the Company. The managers of the Advisor are significant shareholders and full-time employees of MYPA. The Advisor is also an affiliate of Mount Yale Securities, LLC, an NASD Member broker-dealer (Securities), Mount Yale International, Ltd. a Cayman Islands exempted company and Mount Yale Capital Group, LLC (MYCG), a Delaware limited liability company.

The Company has had minimal operations through December 31, 2004, other than those related to organizational matters and the sale and issuance of $100,000 of limited liability company interest in the Company to The Dalton Trust. John L. Sabre is the sole beneficiary of The Dalton Trust. In addition, Mr. Sabre is a significant interest holder and member of the Board of Managers of MYPA, the Advisor and MYCG.

Investors who purchase limited liability company interests (Interest) in the Company offering, and other persons who acquire Interests and are admitted to the Company by its Board of Managers (the Board of Managers), will become members of the Company (Members).

The Company is a specialized investment vehicle that may be referred to as a “registered private investment fund.” It is similar to an unregistered private investment fund in that Interests in the Company are sold in relatively large minimum denominations in a private placement solely to high net worth individuals and institutional investors, and are subject to substantial restrictions on transfer. Unlike a private investment fund (but like other registered investment companies), the Company has registered under the Securities Act of 1933 (the 1933 Act) to be able to offer Interests without limiting the number of investors that can participate in its investment program.

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Mount Yale Opportunity Fund, LLC

Notes to Financial Statements (continued)

1.	Organization (continued)

The Company from time to time will offer to repurchase outstanding Interests or portions thereof from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers in its sole discretion. In determining whether the Company should offer to repurchase Interests or portions thereof from Members, the Board of Managers will consider the recommendations of the Advisor. The Advisor expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members four times each year on the last day of each calendar quarter.

The Company’s investment objective is to generate capital appreciation while managing the risk of loss and downside volatility. The Company intends to pursue this objective by investing its assets primarily in private investment limited partnerships, joint ventures, investment companies, and other similar investment vehicles (Portfolio Funds) that are managed by a select group of alternative asset managers (Portfolio Managers) that utilize a broad range of alternative investment strategies.

The instruments the various Portfolio Managers may invest in include, without limitation, leveraged and non-leveraged investing in long and short positions in U.S. and foreign equities and equity-related instruments; fixed income and other debt-related instruments; cash and cash equivalents; options; warrants; futures and other commodities; currencies; over-the-counter derivative instruments (such as swaps); securities that lack active public markets; repurchase and reverse repurchase agreements; preferred stocks, convertible bonds and other financial instruments; private investment limited partnerships, joint ventures, investment companies, and other similar investment vehicles; and real estate related securities.

2.	Significant Accounting Policies

The Company’s financial statements are prepared in conformity with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Advisor has paid costs and expenses associated with organization and registration of the Company under the 1940 Act and 1933 Act. The Company’s estimate of these costs and expenses is approximately $233,000.

By agreement, the Advisor has waived its right to require the Company to reimburse the Advisor for these costs and expenses.

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Mount Yale Opportunity Fund, LLC

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Company’s taxable income or loss.

3.	Management Fee and Other Fees

Pursuant to an investment advisory agreement with the Company (the Advisory Agreement), the Advisor is responsible for developing, implementing and supervising the Company’s investment program and providing day-to-day management services to the Company. The Advisor is authorized, subject to the approval of the Company’s Board of Managers, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Advisor to the Company or to assist in providing these services. In consideration of these investment advisory services, the Company pays the Advisor a quarterly fee of 0.5% (2.0% on an annualized basis) of the Company’s net assets (the Advisory Fee). The Advisory Fee is computed based on the net assets of the Company determined as of the start of business on the first business day of each quarter, after adjustment for any subscriptions effective on that date, and is payable in advance within five business days after the beginning of the quarter.

Pursuant to an Administration Agreement with the Company, the Administrator provides various administration services to the Company, including fund accounting, investor accounting, and taxation services. In consideration of these services, the Company pays the Administrator a quarterly fee equal to the greater of (i) 0.25% per annum of the value of the Company’s net assets determined as of the first day of each fiscal quarter, or (ii) $18,750 ($75,000 on an annual basis). In addition, the Administrator will be reimbursed by the Company for a portion of the salary and benefits paid to certain employees loaned to the Company to provide regulatory compliance and other services. Such reimbursement will be based on the portion of the employee’s time devoted to the company and will be limited to not more than .10% per annum of the Company’s net assets in any quarter. The Administrator also serves as the transfer agent for Interests.

Pursuant to a Distribution Agreement with the Company, Securities serves as the placement agent for all Interests in the Company. As placement agent, Securities receives a sales load of up to 2% of the purchase price of the Interests (the Sales Load). In addition, Securities receives 0.50% annually (0.125% quarterly) of the value of the net asset value of the Interests (the “Annual Fee” and together with the Sales Load the Distribution Fees). Securities pays up to all of the Distribution Fees to approved parties that sell the Interests for Securities.

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Mount Yale Opportunity Fund, LLC

Notes to Financial Statements (continued)

3.	Management Fee and Other Fees (continued)

PFPC Trust Company, an affiliate of PNC Bank, N.A. will serve as the custodian of the Fund’s assets and will provide custodial services for the Fund.

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Mount Yale Opportunity Fund, LLC

Statement of Assets, Liabilities, and Members’ Capital
(Unaudited)

April 30, 2005*
(Stated in United States Dollars)

Assets
Cash	$102,700

Total assets	$102,700

Members’ capital
Capital contributions	$100,000
Allocation of net income	2,700

Total members’ capital	$102,700

*The fund currently has no investors outside of the initial seed capital investment

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PART C

OTHER INFORMATION

Item 25 .   Financial Statements and Exhibits

(1)	Financial Statements: Attached to the Statement of Additional Information
(2)	Exhibits:
(a)	(i) Certificate of Formation of Registrant.[1] (ii) Amended and Restated Limited Liability Company Operating Agreement of Registrant. Filed herewith.
(b)	Not applicable.
(c)	Not applicable.
(d)	See Item 24(2)(a)(ii).
(e)	Not applicable.
(f)	Not applicable.
(g)	Investment Advisory Agreement.[2]
(h)	(i) Distribution Agreement. [3] (ii) Selected Dealer Agreement. [3]
(i)	Not applicable.
(j)	Custody Agreement. Filed herewith.
(k)	(i) Administration, Fund Accounting and Recordkeeping Agreement. Filed herewith. (ii) Expense Limitation Agreement between Mount Yale Asset Management, LLC and the Registrant.[2]
(l)	Opinion of Faegre & Benson LLP. Filed herewith.
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm. Filed herewith.
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)	Code of Ethics.[1]
(s)	Power of Attorney.[1]

Item 26 .   Marketing Arrangements

See the Distribution Agreement. [3]

Item 27 .   Other Expenses of Issuance and Distribution

Legal fees and expenses	$100,000
Accounting fees and expenses	$5,500
Blue Sky fees and expenses	$0
Printing	$3,000

Total	$108,500

Mount Yale Asset Management, LLC, the Fund's investment adviser, has agreed to bear all organizational expenses of the Fund.

Item 28 .   Persons Controlled by or Under Common Control with Registrant

None.

_________________

1   Incorporated herein by reference to the Registrant’s initial registration statement under the Investment Company Act of 1940 (the “1940 Act”), on Form N-2 (File No. 811-21635) filed on September 16, 2004.

2   Incorporated herein by reference to the pre-effective Amendment No. 1 to the Registrant’s Registration Statement under the 1940 Act, on Form N-2 (File No. 811-21635) filed on December 1, 2004.

3   Incorporated herein by reference to the pre-effective Amendment No. 2 to the Registrant’s Registration Statement under the 1940 Act, on Form N-2 (File No. 811-21635) filed on February 28, 2005.

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Item 29 .   Number of Holders of Securities

        As of December 31, 2004, the number of record holders of each class of securities of Registrant, is shown below:

Title of Class	Number of Recordholders
Limited liability company interests	1

Item 30 .   Indemnification

        Article III, Section 3.7 of the Registrant’s Operating Agreement is as follows:

        (a)   To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager (including for this purpose their executors, heirs, assigns, successors, or other legal representatives), the Adviser and Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Adviser and the Tax Matters Member) and the executors, heirs, assigns, successors, or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise affiliated, with the Adviser or the Tax Matters Member (and their executors, heirs, assigns, successors, or other legal representatives) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager, Adviser, or the Tax Matters Member, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

        (b)   Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that: (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee’s failure to fulfill his or its undertaking; or (iii) a majority of the Managers (excluding any Manager who is seeking advancement of expenses hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

        (c)   As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication or a decision on the merits by a court of competent jurisdiction, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if: (i) approved as in the best interests of the Fund by vote of a majority of the Managers (excluding any Manager who is seeking indemnification hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) upon a determination based upon a review

2

of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office; or (ii) the Managers secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.

        (d)   Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits in a court of competent jurisdiction in any action, suit, investigation, or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

        (e)   An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 as to which he, she, or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

        (f)   The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other person.

Item 31 .   Business and Other Connections of the Adviser

        Mount Yale Asset Management, LLC (the “Adviser”), a registered investment adviser, serves as the investment adviser to Mount Yale Opportunity Fund, LLC.

        There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director, executive officer or partner of the Adviser is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with the Adviser	Positions in Other Businesses
Greg D. Anderson	Mount Yale Asset Management, LLC, Denver, CO, investment advisory; Manager, 1999 to present. Mount Yale Portfolio Advisors, LLC, Denver, CO; investment advisory; Chief Investment Officer, 2003 to present. Mount Yale Capital Group, Denver, CO; financial services holding company, Principal, 2003 to present. Mount Yale International Ltd., Grand Cayman, Cayman Islands; investment advisory; Managing Partner, 2003 to present. Mount Yale Securities, LLC, Denver, CO; brokerage firm; Financial Operations Principal, 2003 to present. Investment Consulting Group, LLC, Denver, CO; investment advisory; Managing Director, 1998 to 2003.

Roger Bowden	Mount Yale Asset Management, LLC, Denver, CO, investment advisor; Manager, 1999 to present. Mount Yale Portfolio Advisors, LLC, Denver, CO, investment advisory; President, 2003 to present. Mount Yale Capital Group, Denver, CO; financial services holding company, Principal, 2003 to present. Mount Yale International, Ltd., Grand Cayman, Cayman Islands; investment advisory; Managing Partner, 2003 to present. Mount Yale Securities, LLC, Denver, CO; brokerage firm; General Operations Principal, 2003 to present. Investment Consulting Group, LLC, Denver, CO; investment advisory; Managing Director, 1998 to 2003.

John L. Sabre	Mount Yale Asset Management, LLC, Minneapolis, MN; investment advisory; Manager, 2003 to present. Mount Yale Portfolio Advisors, LLC, Minneapolis, MN, investment advisory; CEO and Chairman of the Board, 2003 to present. Mount Yale Capital Group, LLC, Minneapolis, MN; financial services holding company; Principal, 2003 to present. Mount Yale International, Ltd., Grand Cayman, Cayman Islands; investment advisory; Managing Partner, 2003 to present. Mount Yale Securities, LLC, Denver, CO; brokerage firm; Registered Representative, 2004 to present; General Operations Principal, 2004 to present. Investment Consulting Group, LLC, Minneapolis, MN; investment advisory; CEO and Chairman of the Board, 2002 to 2003.

Michael J. Sabre	Mount Yale Asset Management, LLC, Minneapolis, MN; investment advisory; CFO and CCO, 2005 to present. Mount Yale Portfolio Advisors, LLC, Minneapolis, MN, investment advisory; CFO and CCO, 2005 to present. Consultant providing CCO and CFO services to Mount Yale Portfolio Advisors, LLC, Minneapolis, MN; investment advisory; 2004. Consultant providing CCO and CFO services to Mount Yale Asset Management, LLC, Minneapolis, MN, investment advisory; 2004. Capital Management Partners, Minneapolis, MN; Private Financial Advisory Firm, Partner 1992 to 2004.

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Item 32 .   Location of Accounts and Records

        The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of the Adviser at its offices at 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437 and 1125 17th Street, Suite 1400, Denver, CO 80202, and in the possession of the Administrator at its offices at 803 West Michigan Street, Suite A, Milwaukee, WI 53233. .

Item 33 .   Management Services

Not applicable.

Item 34 .   Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes

(a) To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5.	Not applicable.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, any Statement of Additional Information.

4

FORM N-2

MOUNT YALE OPPORTUNITY FUND, LLC
EXHIBIT INDEX

(a)(2)	Amended and Restated Limited Liability Company Operating Agreement

(j)	Custody Agreement

(k)(i)	Administration, Fund Accounting and Recordkeeping Agreement

(l)	Opinion of Faegre & Benson LLP

(n)	Consent of Independent Registered Public Accounting Firm

5

FORM N-2

MOUNT YALE OPPORTUNITY FUND, LLC
SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and the State of Minnesota, on the June 1, 2005 .

MOUNT YALE OPPORTUNITY FUND, LLC
By:	/s/ John L. Sabre

Name: John L. Sabre

Title: President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following person in the capacities and on the date indicated.

Signature	Title	Date

/s/ *	Chief Executive Officer, President and Manager	June 1, 2005

John L. Sabre

/s/ *	Treasurer, Principal Financial Officer	June 1, 2005
and Accounting Officer and Secretary
Michael J. Sabre

/s/ *	Manager	June 1, 2005

Jeffrey P. Greiner

/s/ *	Manager	June 1, 2005

Peter Stafford MacDonald

/s/ *	Manager	June 1, 2005

William R. Rohlf

*By:	/s/ John L. Sabre

John L. Sabre, as attorney-in-fact

* Pursuant to power of attorney filed with the Securities and Exchange Commission (the “SEC”) on September 16, 2004 as an exhibit to the Registrant’s initial registration statement under the 1940 Act, on Form N-2 (File No. 811-21635) filed on September 16, 2004.

6